EXHIBIT 10(a)


                               DATED 6 JUNE 1996



                        COEUR D'ALENE MINES CORPORATION
                               ("the Borrower")


                      EACH BANK OR FINANCIAL INSTITUTION
                              named in Schedule 1
                            (each a "Participant")


                         ROTHSCHILD AUSTRALIA LIMITED
                   ("the Agent" and "the Security Trustee")


                        -------------------------------
                         SYNDICATED FACILITY AGREEMENT
                        -------------------------------


                           MIDDLETONS MOORE & BEVINS
                                  Solicitors
                                    Level 6
                               7 Macquarie Place
                                SYDNEY NSW 2000
                                 Tel: 390 8100
                                 Fax: 247 2866
                                 DX 10263 SSE
                             Ref: MXF.ROTH7360-061

                               TABLE OF CONTENTS



1. DEFINITIONS AND INTERPRETATION                                               1
     1.1 Definitions                                                            1
     1.2 Interpretation                                                        11
     1.3 Determination, statement and certificate conclusive                   12
     1.4 Document or agreement                                                 12

2. COMMITMENTS                                                                 12
     2.1 Commitments                                                           12
     2.2 Obligations several                                                   12

3. CANCELLATION OF COMMITMENTS                                                 13
     3.1 During Availability Period                                            13
     3.2 Allocation among Participants                                         13
     3.3 At end of Availability Period                                         13

4. PURPOSE                                                                     13

5. LOAN FACILITY                                                               13
     5.1 Advance                                                               13
     5.2 Revolving Facility                                                    14
     5.3 Loan Limit                                                            14
     5.4 Substitute Bases                                                      14
     5.5                                                                       15

6. DRAWDOWN NOTICES                                                            15
     6.1 When notice to be given                                               15
     6.2 Contents of Drawdown Notices                                          15
     6.3 Notification of Participants                                          16

7. REPAYMENT                                                                   16
     7.1 Repayment                                                             16
     7.2 Allocation among Participants                                         16

8. PREPAYMENTS AND REDRAWINGS                                                  16
     8.1 Voluntary prepayments                                                 16
     8.2 Interest and break costs                                              16
     8.3 Apportionment                                                         17
     8.4 US$ Present Value Excess                                              17
9. INTEREST                                                                    17
     9.1 Interest                                                              17
     9.2 Interest Periods                                                      17
     9.3 Market Failure                                                        18

10. EXTENSION OF EXPIRY DATE                                                   18

11. PAYMENTS                                                                   19
    11.1 Manner                                                                19
    11.2 Payment to be made on Business Day                                    19
    11.3 Distribution by Agent                                                 19
    11.4 Appropriation where Insufficient moneys available                     19
    11.5 Borrower Withholding                                                  20
    11.6 Agent Withholding                                                     20
    11.7 Agent Reimbursement                                                   20
    11.8 Agent to Receive Full Payment                                         21
    11.9 Unanticipated default                                                 21
    11.10 Rounding                                                             21

12. CHANGES IN LAW                                                             22
    12.1 Increased costs                                                       22
    12.2 Minimisation                                                          23
    12.3 Survival of obligations                                               23
    12.4 Prepayment on increased costs                                         23

13. ILLEGALITY                                                                 23

14. CONDITIONS PRECEDENT                                                       24
    14.1 Conditions precedent to First Drawdown Notice                         24
    14.2 Conditions precedent to each drawdown                                 25
    14.3 Conditions precedent waiver                                           26

15. REPRESENTATIONS AND WARRANTIES                                             26
    15.1 Representations and warranties                                        26
    15.2 Reliance on representations and warranties                            31

16. UNDERTAKING                                                                31
    16.1 General undertakings                                                  31
    16.2 Undertakings relating to Mortgaged Property                           35
    16.3 Financial Undertakings                                                36
    16.4 Share Ratio Undertaking                                               36

17. EVENTS OF DEFAULT                                                          36
    17.1 Events of Default                                                     36
    17.2 Consequences                                                          41
    17.3 Default Conversion and Indemnity                                      41
    17.4 Currency Indemnity                                                    42

18. INTEREST ON OVERDUE AMOUNTS                                                42
    18.1 Accrual and payment                                                   42
    18.2 Rate                                                                  43

19. FEES                                                                       43
    19.1 Establishment fee                                                     43
    19.2 Commitment fee                                                        44

20. INDEMNITIES                                                                44

21. CONTROL ACCOUNTS                                                           45

22. EXPENSES                                                                   45

23. STAMP DUTIES AND TAXES                                                     45

24. SET-OFF                                                                    46

25. WAIVERS, REMEDIES CUMULATIVE                                               46

26. CONSENTS AND APPROVALS                                                     47

27. ACKNOWLEDGEMENT BY BORROWER AND GUARANTORS                                 47

28. SEVERABILITY OF PROVISIONS                                                 47

29. SURVIVAL OF REPRESENTATIONS AND INDEMNITIES                                47

30. MORATORIUM LEGISLATION                                                     48

31. ASSIGNMENTS                                                                48
    31.1 Assignment by Borrower                                                48
    31.2 Assignment by Participants                                            48
    31.3 Substitution certificates                                             48
    31.4 Disclosure                                                            49
    31.5 No increased costs                                                    49

32. RELATIONSHIP OF PARTICIPANTS TO AGENT                                      49
    32.1 Authority                                                             49
    32.2 Instructions extent of discretion                                     50
    32.3 No obligation to Investigate authority                                50
    32.4 Agent not a fiduciary                                                 50
    32.5 Exoneration                                                           50
    32.6 Delegation                                                            51
    32.7 Reliance on documents and experts                                     51
    32.8 Notice of transfer                                                    51
    32.9 Notice of default                                                     51
    32.10 Agent as Participant and banker                                      51
    32.11 Indemnity to Agent                                                   51
    32.12 Independent Investigation of credit                                  52
    32.13 No monitoring                                                        52
    32.14 Information                                                          52
    32.15 Replacement of Agent                                                 52
    32.16 Amendment of Transaction Documents                                   53

33. PROPORTIONATE SHARING                                                      54
    33.1 Sharing                                                               54
    33.2 Refusal to join In action                                             54

34. AGENT DEALINGS                                                             55

35. CONFIDENTIALITY                                                            55
    35.1 Confidentiality                                                       55
    35.2 Permitted disclosure                                                  55
    35.3 Survival of obligation                                                55

36. NOTICES                                                                    55

37. SERVICE OF PROCESS                                                         56

38. AUTHORISED OFFICERS                                                        57

39. GOVERNING LAW AND JURISDICTION                                             57

40. COUNTERPARTS                                                               57

41. ATTORNEY                                                                   57

                         SYNDICATED FACILITY AGREEMENT

AGREEMENT dated 6 June 1996 between:

1. COEUR D'ALENE MINES CORPORATION (ARBN 072 498 125) a company incorporated in the State of Idaho, United States of America with its registered office at 505 Front Avenue, Coeur d'Alene, Idaho 83814, United States of America and registered under the Corporations Law as a foreign corporation (the "Borrower");

2.    EACH  BANK  OR  FINANCIAL  INSTITUTION  named  in  Schedule  1  (each  a
      "Participant");

3. ROTHSCHILD AUSTRALIA LIMITED (ACN 008 458 366) incorporated in Australian Capital Territory of Level 15, 1 O'Connell Street, Sydney, as agent for the Participants (in its capacity as agent, the "Agent" and in its capacity as security trustee, the "Security Trustee")

RECITAL

The Borrower has requested the Participants to provide the Borrower with facilities under which financial accommodation may be made available to the Borrower.


IT IS AGREED as follows.

1.    DEFINITIONS AND INTERPRETATION

1.1   Definitions

The   following definitions apply unless the context requires otherwise.

"A$ Advance" means the outstanding principal amount of an Advance drawn in A$.

"A$ Interest Rate" in relation to an Interest Period means:

(a) the rate determined by the Agent to be the average bid rate (rounded up, if necessary, to the nearest two decimal places) displayed at or about 10.15am (Sydney time) on the first day of that Interest Period on the Reuters screen BBSW page for a term equivalent or comparable to the Interest Period; or

(b)   if:

      (i) for any reason there is no rate displayed for a period equivalent or comparable to that Interest Period; or

      (ii) the basis on which that rate is displayed is changed and in the opinion of the Agent that rate ceases to reflect the Participants' cost of funding to the same extent as at the date of this Agreement, then the A$ Interest Rate will be the rate determined by the Agent to be the average of the buying rate quoted to the Agent by each of three Australian banks selected by the Agent at or about that time on that date for bills of exchange which are accepted by an Australian bank selected by the Agent and which have a term equivalent to the Interest Period. If there are no buying rates the rate will be the rate determined by the Agent to be its cost of funds.

"Accounting Principles" means generally accepted accounting principles in the United States of America consistently applied except to the extent disclosed in the Accounts and complying with all applicable laws.

"Accounts" means the financial accounts of the Borrower on a consolidated basis as referred to in Clause 16.1(a)(i) and (ii) prepared in accordance with the Accounting Principles.

"Acquisition Shares" means:

(i) all shares or other securities acquired by or on behalf of the Borrower in Gasgoyne; and

(ii) all shares or other securities acquired by or on behalf of the Borrower in Orion (other than the Excluded Orion Shares).

"Advance" means each loan amount drawn down under Clause 5.1 or the principal amount thereof outstanding from time to time.

"Affiliate" means, in respect to a Person, any other Person which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person where the term "control" means:

(a) the power to vote 50% or more of the securities or other equity interests of a Person having ordinary voting power; or
(b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise, and is deemed to include a "Related Body Corporate" as defined under the Corporations Law.

"Australian Dollars", "AUD", and "A$" means the lawful currency of Australia.

"Authorisation" includes:

(a) any consent, authorisation, registration, filing, lodgement, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Governmental Agency; or

(b) in relation to anything which will be fully or partly prohibited or restricted by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgement filing, registration or notification, the expiry of that period without intervention or action.

"Authorised Officer" means:

(a) in respect of the Borrower, any person holding the office of Secretary, President or Vice President, or any person from time to time nominated as an Authorised Officer by the Borrower by a notice to the Agent accompanied by certified copies of signatures of all new persons so appointed; and

(b) in respect of the Agent or a Participant, any person whose title or acting title includes the word "Manager", "Company Secretary", "Associate Director" or "Director" or cognate expressions or any person from time to time nominated as an Authorised Officer by the Agent or the Participant, as the case may be, by a notice to the Borrower.

"Availability Period" means the period commencing on the date the Conditions Precedent have been satisfied and expiring on the Business Day before the Expiry Date.

"Base Rate" means for A$ Advances, the A$ Interest Rate or for US$ Advances, the US$ Interest Rate, as the case may be;

"Business Day" means a weekday on which banks are open for general banking business in Sydney and for the purposes of determining the US$ Interest Rate means a day on which the relevant financial markets are open in London, as the case may be.

"Code" means the United States Internal Revenue code of 1986, and the rules and regulations thereunder, each as amended or supplemented from time to time.

"Collateral Security" means any Security Interest, Guarantee or other document or agreement at any time created or entered into as security for any Secured Moneys.

"Commitment Fees" means the Commitment Fees referred to in Clause 18.2

"Conditions Precedent" means the Conditions Precedent specified in Clause 14.1 and 14.2.

"Control" means the power directly or indirectly to control the membership of the board of directors of a corporation or to otherwise directly or indirectly direct or control the direction of the management and policies of that corporation whether by the ownership of any interest in shares of that corporation or otherwise.

"Corporations   Law"  means  as  applicable  the   Corporations   Law  of  the
Commonwealth of Australia as applying in each State and Territory of Australia and any legislation amending or replacing it.

"Currency Equivalent" means in respect of any one currency, the equivalent in another currency converted at the Spot Rate.

"Current Assets" means at any time the aggregate amount shown by the Accounts as total current assets.

"Current Liabilities" means at any time the aggregate amount shown by the Accounts as total current liabilities.

"Current Ratio" means Current Assets divided by Current Liabilities.

"Drawdown Date" means the date on which any accommodation under this Agreement is or is to be drawn utilising any Undrawn Loan Commitments.

"Drawdown Notice" means a notice under Clause 6.

"Drawn Participation" means in respect of a Participant its share of the Principal Outstanding, being the proportion of the Principal Outstanding which that Participant's Loan Commitment bears to the aggregate of all Loan Commitments.

"Employee  Benefit Plan" means any employee benefit plan within the meaning of
Section 3(3) of ERISA which (a) is maintained for the employees of the Borrower or any ERISA Affiliate or (b) has at any time within the preceding six years been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

"ERISA" means the United States Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time.

"ERISA Affiliate" means any Person who, together with the Borrower, is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

"Establishment Fee" means the establishment fee referred to in Clause 19.1.

"Event of Default" means any of the events specified in Clause 17.

"Excluded Orion Shares" means the following shares in Orion which were acquired prior to the date of this document:

        Certificate Number          Number of Ordinary Sahres
               10969                       5,000,000
               10967                       5,500,000
               10990                       3,330,000
                                          ----------
                                          13,830,000

"Expiry Date" means the earlier of either:

(a) the date occurring 13 months after the date of first drawdown of an Advance under this Agreement; or
(b)   30 April 1997;

subject to any extension under Clause 10.

"Financial Indebtedness" means any indebtedness, present or future, actual or contingent in respect of moneys borrowed or raised or any financial accommodation whatever. Without limitation, it includes indebtedness under or in respect of a negotiable or other financial instrument, subordinated debentures, Guarantee, interest gold or currency exchange, hedge or arrangement of any kind, redeemable share, share the subject of a Guarantee, discounting arrangement, finance or capital Lease, hire purchase, deferred purchase price (for more than 90 days) of an asset or service or an obligation to deliver goods or other property or provide services paid for in advance by a financier or in relation to another financing transaction.

"Financial Undertakings" means each of the obligations of the Borrower contained in Clause 16.3.

"Funded Indebtedness" means all indebtedness actual or contingent in respect of moneys borrowed or raised or any financial accommodation whatsoever and is deemed to include all actual or contingent liabilities in respect of guarantees and letters of credit.

"Gasgoyne" means Gasgoyne Gold Mines NL ACN 009 212 382 a company incorporated in the State of Western Australia, Australia.

"Gasgoyne's Total Indebtedness" means on a consolidated basis the aggregate of Gasgoyne's total current and non-current liabilities as disclosed by its financial statements from time to time prepared in accordance with generally accepted accounting principles in Australia.

"Gasgoyne's Net Tangible Worth" means on a consolidated basis the aggregate of Gasgoyne's total assets less intangible assets as disclosed by its financial statements from time to time prepared in accordance with generally accepted accounting principles in Australia.

"Governmental Agency" means any government or any governmental, semi-governmental or judicial entity or authority in any jurisdiction. It also includes any self-regulatory organisation established under statute or any stock exchange.

"Guarantee" means any guarantee, indemnity, letter of credit, performance bond, legally binding letter of comfort or suretyship, or any other obligation or irrevocable offer (whatever called and of whatever nature):

(a)   to pay or to purchase;
(b) to provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets, rights or services, or otherwise) for the payment or discharge of;
(c)   to indemnify against the consequences of default in the payment of, or
(d) to be responsible otherwise for, an obligation or indebtedness of another person, a dividend, distribution, capital or premium on shares, stock or other interests, or the insolvency or financial condition of another person.

"Guarantor" means at any time any person which has given a Guarantee in respect of any of the Secured Monies.

"Indemnified Party" means the Agent, a Participant or the Security Trustee. "Intangible Assets" means at any time the aggregate intangible assets of the Borrower as calculated by the Agent on the basis of the Accounts by reference to the Accounting Principles and the categories of assets disclosed in the Accounts, and includes goodwill.

"Interest Coverage Ratio" means the Operating Profit during the period of calculation divided by Interest Expense during that period.

"Interest Expense" means all interest and amounts in the nature of interest or having similar purpose or effect to interest (including as a component of Lease payments) which is paid or payable by the Borrower and excludes dividends payable on Shareholders' Equity.

"Interest Period" means each of the periods so described in Clause 9.2;

"Ioma Call Option" means call option agreement dated 20 December 1995 between Ioma and the Borrower under which Ioma Pty Limited granted to the Borrower an option to purchase 10,611,300 shares in Gasgoyne.

"Lease" means:

(a) any lease, charter, hire purchase or hiring arrangement of any property (including, without limitation, a right to use intellectual property or a franchise);

(b) an agreement under which property is or may be used or operated by a person other than the owner; or

(c) an agreement or arrangement under which property, is or may be managed or operated by a person other than the owner, and the operator or manager or its Affiliate (whether in the same or another agreement or arrangement) is required to make or assure minimum, fixed and/or floating rate payments of a periodic nature.

"Liquidation" includes administration, receivership, compromise, arrangement, amalgamation, official management, reconstruction, winding up, dissolution, assignment for the benefit of creditors, arrangement or compromise with creditors or bankruptcy and includes without limitation the following actions by or involving the Borrower:

(i)   commencement  of a  voluntary  case under the United  States  bankruptcy laws;
(ii) filing a petition seeking to take advantage of any other laws of Australia, the United States or any other jurisdiction, relating to bankruptcy, insolvency, reorganisation, winding up or composition for adjustment of debts;
(iii) consenting to or failing to contest in a timely and appropriate manner any petition filed against it in an involuntary case under any such bankruptcy or other laws;
(iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property;
(v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; or (vii) take any corporate, partnership or other action for the purpose of authorising any of the foregoing.

"Loan Commitment" in relation to a Participant means the amount opposite each Participant's name in Schedule 1.

"Loan Facility" means the provision of Advances in A$ or US$ pursuant to the terms and conditions of this Agreement.

"Loan Facility Limit" means the aggregate of the Loan Commitments as at the date of this Agreement, being US$50,000,000.

"Majority Participants" means Participants whose Loan Commitments are more than two thirds of the aggregate of the Loan Commitments.

"Margin" means one point five per centum (1.5%) per annum.

"Material Adverse Effect" means a material adverse effect on the ability of the Borrower to perform its obligations under any of the Transaction Documents, on the value of any of the Security or on the financial condition or business of the Borrower.

"Mortgage" means a deed between the Security Trustee and the Borrower under which the Borrower mortgages by first ranking charge all its interest in the Acquisition Shares and other rights, proceeds and benefits arising therefrom.

"Mortgaged Property" means the property mortgaged or charged by a Security or any Collateral Security.

"Mortgaged Shares" means all the ordinary shares or other securities in Gasgoyne or Orion which is Mortgaged Property.

"Net Tangible Worth" means at any time Tangible Assets less Total Liabilities.

"Operating Profit" means the total operating income less operating expenses over the relevant period as calculated by the Agent based upon the Accounts (where operating expenses does not include Interest Expense, dividends on Shareholders' Equity or depreciation but does include income tax).

"Original US$ Value of the Principal Outstanding" means at the relevant time the aggregate of:

(a)   the total Principal Outstanding of US$ Advances; and,

(b) the aggregate of each A$ Advance converted to US$ at the relevant Currency Equivalent as at the Drawdown Date of each A$ Advance respectively.

"Orion" means Orion Resources NL ACN 009 182 825 a company incorporated in Western Australia.

"PBGC" means the Pension Benefit Guaranty Corporation in the United States or any successor agency.

"Participant" means a bank or financial institution named in Schedule 1 or any substituted Participant under Clause 31.

"Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained for employees of the Borrower or any ERISA Affiliates or (b) has at any time within the preceding six years been maintained for the employees of the Borrower or any of its current or former ERISA Affiliates.

"Person" means an individual, corporation, partnership, association, trust, business trust, joint venture, limited liability company, joint stock company, pool, syndicate, sole proprietorship, unincorporated organisation, Governmental Agency or any other form of entity or group thereof specifically listed herein.

"Potential Event of Default" means any event or circumstance which with the giving of notice or passage of time or both would become an Event of Default.

"Present US$ Value of the Principal Outstanding" means at the relevant time the aggregate of:

(a)   the total Principal Outstanding of US$ Advances; and
(b) the aggregate of each A$ Advance converted to US$ at the Currency Equivalent at that time.

"Principal Outstanding" means the aggregate principal amount of all A$ Advances and US$ Advances which remain outstanding from time to time.

"Quarter" means each 3 monthly period ending on 31 March, 30 June, 30 September and 31 December in each year.

"Secured Moneys" means all money which the Borrower (whether alone or with another person) is or at any time may become actually or contingently liable to pay to or for the account of an Indemnified Party (whether alone or with another person) for any reason whatever under or in connection with a Transaction Document.

It includes, without limitation, money by way of principal, interest, fees, costs, indemnities, charges, duties or expenses or payment of liquidated or unliquidated damages for which the Borrower is or at any time may become so liable under or in connection with a Transaction Document, or as a result of a breach of or default under or in connection with a Transaction Document.

Where the Borrower would have been liable but for its Liquidation, it will be taken still to be liable.

"Security" means:

(a)   the Mortgage;
(b)   all share scrip  issued from time to time in respect of the  Acquisition
      Shares;
(c) share transfers executed in blank by the Borrower to be held by the Security Trustee as security; and
(d)   such incidental or related documentation as the Agent may require.

"Security Interest" includes any mortgage, pledge, lien, encumbrance or charge or any security or preferential interest or arrangement of any kind or any other right of, or arrangement with, any creditor to have its claims satisfied in priority to other creditors with, or from the proceeds of, any asset.

Without limitation it includes retention of title other than in the ordinary course of day-to-day trading and a deposit of money by way of security but it excludes a charge or lien arising in favour of a Governmental Agency by operation of statute unless there is default in payment of moneys secured by that charge or lien.

"Security Trust Deed" means the Security Trust Deed entered into between the Borrower, the Security Trustee and the Participants prior to the date of this Agreement in relation amongst other things to the Security.

"Share Ratio  Undertaking"  means the obligations of the Borrower under Clause
16.4.

"Shareholders' Equity" means Shareholders' Equity of the Borrower as disclosed in the Accounts.

"Spot Rate" means the Agent's Sydney office spot rate of exchange for the purchase of the relevant currency in accordance with the Agent's usual market practice. The Agent's determination of the Spot Rate from time to time is prima facie correct.

"Subordinated Debentures" means any debentures issued by the Borrower which are totally subordinated to the Secured Moneys.

"Subsidiary" means as to any Person, any corporation, partnership or other entity which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity is at the time, directly or indirectly, owned by or the management is otherwise controlled by such Person (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) and is deemed to include a subsidiary as defined under the Corporations Law.

"Takeover" means the offer by the Borrower to acquire shares in Gasgoyne pursuant to Offer and Part A Statement dated 19 March 1996 (as varied or amended with approval of the Agent).

"Tangible Assets" means at any time the aggregate amount of the assets disclosed by the Accounts less all Intangible Assets.

"Tax"  includes  any  tax,  levy,  impost,  deduction,   charge,  rate,  duty,
compulsory loan or withholding which is levied or imposed by a Governmental Agency, and any related interest, penalty, charge, fee or other amount.

"Termination Event" means:

(a)   a "Reportable Event" described in Section 4043 of ERISA; or
(b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; or

(c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA;
(d) the institution of proceedings to terminate, or the appointment of a trustee with respect to any Pension Plan by the PBGC;
(e)   any other  event or  condition  which  would  constitute  grounds  under
      Section 4042(a) of ERISA for the termination of or the appointment of a trustee to administer, any Pension Plan; or
(f) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan;
(g) the imposition of a lien pursuant to Section 412 of the Code or Section 302 of ERISA;
(h) any event or condition which results in the reorganisation or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA;
(i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

"Total Liabilities" means at any time the aggregate of the total current and long term liabilities as shown by the Accounts and excludes Shareholders' Equity.

"Transaction Document" means this Agreement, the Security, the Security Trust Deed, any Collateral Security or a document or agreement entered into or provided under or in connection with, or for the purpose of amending or novating, any of the above. It includes, without limitation, an undertaking by or to a party or its lawyers under or in relation to any of the above.

"Undrawn Loan Commitment" means a Participant's Loan Commitment less its Drawn Participation.

"United States Dollars", "USD" and "US$" means the lawful currency of United States of America.

"US$ Advance" means the outstanding principal amount of an Advance drawn in US$.

"US$ Interest Rate" means in relation to an Interest Period the rate determined by the Agent to be the arithmetic mean (rounded up if necessary to the nearest integral multiple of 1/16%) of:

(a) the screen rates shown on the Reuters page "LIBO" or such other page as may replace page "LIBO" on that system for the purpose of displaying offered rates for United States Dollar deposits being the rate per annum at which United States Dollar deposits are offered for a period equal or comparable to such period at or about 11.00am (Sydney time) on the first day of such period; or

(b) if at or about such time on any relevant day less than 2 such rates appear on Reuters, the rates notified to the Agent by each of three leading banks as being the rate per annum at which United States Dollar deposits in an amount comparable to the amount of such sum are offered to that bank for such period by prime banks in the London or Singapore (as selected by the Agent) interbank market at or about 11.00am (Sydney time) on the first day of such period.

If there are no such rates available the rate will be the rates determined by the respective Participants to be their cost of US$ funds and the US$ Interest Rate shall be calculated in respect of each Drawn Participation accordingly.

1.2   Interpretation

Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

(a)   The singular includes the plural and the converse.
(b)   A gender includes all genders.
(c) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.
(d) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of the foregoing.
(e) A reference to a Clause, Annexure or Schedule is a reference to a clause of, or annexure or schedule to this Agreement.
(f) A reference to a party to this Agreement or another agreement or document includes the party's successors and permitted substitutes or assigns.
(g) A reference to an agreement or document is to the agreement or document as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this Agreement.
(h) A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.
(i) A reference to "writing" includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.
(j) A reference to conduct includes, without limitation, an omission, statement or undertaking, whether or not in writing.
(k) A reference to an "asset" includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset.
(l) An Event of Default "subsists" until it has been waived in writing by the Agent acting on the instructions of the Majority Participants.
(m) A reference to an amount for which a person is contingently liable includes, without limitation an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise.
(n) Any agreement or obligation on the part of or in favour of two or more persons shall be deemed to bind them or be in favour of them jointly and each of them severally.

1.3   Determination, statement and certificate conclusive

Except where otherwise provided in this Agreement any determination, statement or certificate by the Agent or any Participant or an Authorised Officer of the Agent or any Participant provided for in this Agreement is sufficient evidence of its contents and binds the parties in the absence of manifest error or proof to the contrary.

1.4   Document or agreement

A reference to an "agreement" includes a Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing. A reference to a "document" includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

2.    COMMITMENTS

2.1   Commitments

Subject to this Agreement each Participant with a Loan Commitment agrees with the Borrower to make available its Undrawn Loan Commitment but so that the aggregate of the Original US$ Value of the Principal Outstanding will not at any time exceed the aggregate of the Loan Commitments.

2.2   Obligations several

The obligations and rights of each Participant under this Agreement are several and:

(a) failure of a Participant to carry out its obligations does not relieve any other Participant of its obligations;

(b)   no  Participant  is  responsible   for  the  obligations  of  any  other
      Participant or the Agent; and

(c) subject to the Transaction Documents each Participant may separately enforce its rights under any Transaction Document.

3.    CANCELLATION OF COMMITMENTS

3.1   During Availability Period

The Borrower may at any time during the Availability Period cancel all or part of the Undrawn Loan Commitments upon giving not less than 5 Business Days' prior notice to the Agent. If only part of the Undrawn Loan Commitments is cancelled, it must be at least US$1,000,000 and a whole multiple of US$1,000,000. The notice is irrevocable.

3.2   Allocation among Participants

Any partial cancellation will be applied against the Undrawn Loan Commitment of each Participant ratably according to its Loan Commitment. The Agent shall promptly notify each Participant of any cancellation under this Clause and the amount of the Participant's Loan Commitment which is cancelled.

3.3   At end of Availability Period

At the close of business (Sydney time) on the last day of the Availability Period the Undrawn Loan Commitments of the Participants will be cancelled.

4.    PURPOSE

The  Borrower  shall use the  proceeds  of all  Advances  provided  under this
Agreement:

(a) for the purpose of or in connection with the acquisition by the Borrower of ordinary shares in Gasgoyne as follows:

      (i) the cash component of the purchase of 10,611,300 shares (up to 19.99% of the fully diluted issued capital) pursuant to exercise of the Ioama Call Option;

      (ii)  the cash component of the Takeover;

      (iii) other contingencies, fees and costs arising as a result of or in connection with the Takeover;

      including the refinancing of the Borrower's funds expended for the purposes referred to in this subclause (a);

(b) for the purpose of or in connection with the acquisition by the Borrower of shares, options or other securities in Orion other than the Excluded Orion Shares; or

(c) for such other purposes (if any) as the Agent may approve in their sole discretion;

and for no other purpose.

5.    LOAN FACILITY

5.1   Advance

(a) Subject to this Agreement, whenever the Borrower requests an Advance under the Loan Facility, each Participant shall make available the proportion of the proposed Advance equal to the proportion which its Loan Commitment bears to the aggregate of the Loan

      Commitments to the Agent in immediately available funds by 11am (Sydney time) on the relevant Drawdown Date for the account of the Borrower.

(b) On receipt the Agent will pay it in accordance with the relevant Drawdown Notice to the relevant account, or in accordance with other payment instructions acceptable to the Agent as specified in the Drawdown Notice.

(c) Unless the Agent otherwise agrees the Borrower shall ensure that the principal amount of each Advance is a minimum of US$1,000,000 or A$1,000,000 or an integral multiple thereof or the aggregate of the Undrawn Loan Commitment.

(d) Unless the Agent otherwise agrees, the Borrower shall ensure that there are no more than 4 Advances in the same currency with different Interest Periods current at any time.

5.2   Revolving Facility

The Loan Facility is revolving and accordingly subject to the other provisions of this Agreement (including 4(c) which will require the purposes to be approved in the sole discretion of the Agent) any Advances repaid or prepaid may be redrawn.

5.3   Loan Limit

The Borrower shall ensure that at no time the Original US$ Value of the Principal Outstanding exceeds the Loan Facility Limit.

5.4   Substitute Bases

(a) Notwithstanding anything to the contrary contained in this agreement, if at any time prior to the commencement of any Interest Period the Agent or a Participant shall have determined (such determination being conclusive and binding upon the Borrower) that:

      (i) it or the Participant is unable or unwilling to make US$ available to the Borrower free of any obligation on the part of the Borrower to deduct withholding tax from all payments to be made by the Borrower; or

      (ii) by reason of any change in any applicable law regulation or regulatory requirement or in its interpretation by any relevant authority charged with the administration thereof or by any relevant court or by reason of any change in national or international, financial, political or economic conditions or exchange controls it is impracticable for the Agent or a Participant to fund or to renew a US$ Advance, the Agent or the Participant, as the case may be, shall as soon as practicable give written notice of such determination to the Borrower.

(b) Upon notice being given under clause 5.4(a), the Agent, the relevant Participant and the Borrower shall negotiate in good faith with a view to agreeing to an alternative funding or other arrangement.

(c) If such agreement is not reached within 14 days of the notice referred to in Clause 5.4(a) neither the Agent nor the Participants are required to make such US$ Advance available to the Borrower.

5.5   The Borrower acknowledges to the Agent and each Participant that:

(a) the Borrower will make its own judgement and decision in respect of drawing each US$ Advance or A$ Advance independently and without reliance on any Participant; and

(b) Neither the Participant nor the Agent is under a liability or responsibility (whether in contract, tort or otherwise) and is not to be taken to have accepted any liability or responsibility (whether in contract, tort or otherwise) whatsoever in respect of movement in rates of interest or exchange or any advice, opinions or data rendered or given by any of their officers, employees, agents or other persons representing the Participants or Agent, irrespective of whether or not the advice, opinions or data was or is rendered or given at the request of the Borrower or that the advice was or is incorrectly or negligently given; and

(c) advice, opinions or data relating to anticipated movements in rates of interest or exchange are inherently speculative in nature and any reliance by the Borrower on the actions, advice, opinion or data of the Participants or Agent or any of their officers, employees, agents or other persons representing any financier is at the Borrower's sole risk and expense.

6.    DRAWDOWN NOTICES

6.1   When notice to be given

Whenever the Borrower wishes to drawdown an Advance utilising any of the Undrawn Loan Commitment it shall give to the Agent an irrevocable Drawdown Notice substantially in the form of Schedule 2. That Drawdown Notice must be received by the Agent not later than 11 am (Sydney time) five Business Days before the proposed Drawdown Date which must be a Business Day during the Availability Period.

6.2   Contents of Drawdown Notices

Each Drawdown Notice must be signed by an Authorised Officer of the Borrower and specify:

(a) the purposes for which the drawing is to be applied which must comply with Clause 4 together with such supporting information (if any) as the Agent may reasonably require to verify those purposes;

(b) the bank account in Sydney to which the proceeds of any Advance are to be paid or other payment instructions acceptable to the Agent;

(c)   the  amount of the  proposed  Advance  and  whether an A$ Advance or US$
      Advance;

(d) the requested Drawdown Date which must be a Business Day during the Availability Period; and

(e)   the initial Interest Period in respect of the proposed Advance.

6.3   Notification of Participants

The Agent shall give prompt notice to each Participant of the contents of each Drawdown Notice and the amount of each Participant's Drawn Participation of the accommodation requested.

7.    REPAYMENT

7.1   Repayment

Subject to this Agreement the Borrower shall repay the Principal Outstanding on the Expiry Date.

7.2   Allocation among Participants

Repayments will be applied ratably among the Participants according to their participations in the Principal Outstanding.

8.    PREPAYMENTS AND REDRAWINGS

8.1   Voluntary prepayments

(a) Subject to this Clause, if it gives at least five Business Days' prior notice to the Agent (who shall promptly notify the Participants) the Borrower may prepay all or part of the Principal Outstanding on the last day of an Interest Period for the Advance prepaid or subject to Clause 8.2(b) on any other Business Day. That notice is irrevocable and the Borrower shall prepay in accordance with it.

(b) Unless the Agent agrees otherwise, prepayment of part only of the Principal Outstanding may only be made in a principal amount of a minimum of A$1,000,000 or US$1,000,000 and an integral multiple thereof.

8.2   Interest and break costs

The Borrower shall pay:

(a)   any interest accrued on any amount prepaid under this Agreement; and

(b) any amount payable under Clause 20 (indemnities) in consequence of a prepayment which is not made on the last day of an Interest Period, at the time of the prepayment.

8.3   Apportionment

Prepayments under this Clause will be applied ratably in reduction of the respective Drawn Participations of all the Participants in the Principal Outstanding.

8.4   US$ Present Value Excess

If at any time the Present US$ Value of the Principal Outstanding exceeds the Loan Facility Limit, the Borrower shall, subject to prior written notice from the Agent, prepay on the last day of the current Interest Period for Advances in chronological order of priority from the earliest such date occurring, sufficient Advances or part thereof (subject to Clause 8.1(b)) until such excess is prepaid.

9.    INTEREST

9.1   Interest

(a) Interest will accrue from day to day on each Advance at the Margin plus the Base Rate.

(b) The Borrower shall pay accrued interest in arrears on the first Business Day of each month in respect of the whole of the interest for the preceding calendar month.

(c) Interest is to be calculated on the actual days elapsed and for A$ Advances on a 365 day year and for US$ Advances on a 360 day year.

9.2   Interest Periods

(a) Subject to this Clause 9.2, each Interest Period for an A$ Advance is to be a period of 30 days, 60 days, 90 days or 180 days.

(b) Subject to this Clause 9.2, each Interest Period for a US$ Advance is to be a period of 1 month, 2 months, 3 months or 6 months.

(c) The initial Interest Period for an Advance is selected by the Borrower in the relevant Drawdown Notice. Each subsequent Interest Period for that Advance shall be as specified in notice given by the Borrower to the Agent not less than 5 Business Days (or such shorter period as may be agreed in the sole discretion of the Agent) before commencement of the Interest Period provided that if no such notice is given or if an Event of Default has occurred and is subsisting, the Interest Period shall be selected by the Agent.

(d)   The Borrower may select any other Interest Period agreed by the Agent.

(e) An Interest Period which would otherwise end on a day which is not a Business Day is a period ending on the succeeding Business Day in the same calendar month, or if none, the preceding Business Day.

(f) If an Interest Period of a number of months commences on a date in a month and there is no corresponding date in the month in which it is to end, it will end on the last Business Day of that month.

(g) An Interest Period which would otherwise end after the Expiry Date ends on the Expiry Date.

(h) The initial Interest Period selected for an Advance to comply with Clause 5.1(d) shall be for a period to expire on the last day of an Interest Period for an existing Advance as selected by the Borrower.

9.3   Market Failure

If, when the US$ Interest Rate for an Interest Period is due to be determined:

(a) the Agent determines and notifies the Borrower that, by reason of circumstances affecting the market for US$, adequate and fair means do not exist for determining the US$ Interest Rate applicable for that Interest Period; or

(b) the Agent is unable to obtain quotes for US$ for the Interest Period selected by the Borrower; or

(c) the Agent has notified the Borrower that deposits in US$ are not available to the Participants in sufficient amounts in the ordinary course of business to fund, make or maintain that US$ Advance for that Interest Period; or

(d) the Agent notifies the Borrower that the rate determined under the definition of US$ Interest Rate is less than the cost to any Participant of obtaining such deposits to fund that US$ Advance for that Interest Period;

then the US$ Interest Rate for that US$ Drawing and that Interest Period will be the cost to each Participant of funding that Participant's Drawn
Participation by whatever means that Participant determines to be most appropriate (as certified by the Participant to the Borrower within five Business days of the first day of that Interest Period) and expressed as a percentage rate per annum.

10.   EXTENSION OF EXPIRY DATE

Not later than one month prior to each anniversary of the date of first drawdown of the first Advance made under this Agreement the Borrower may request the Agent to extend the Expiry Date. The response to such request will be determined in the sole discretion of the Agent in consultation with the Participants and in any event no extension will be granted beyond the earlier of:

(a) the date being 36 months from the date of drawdown of the first Advance under this Agreement; or

(b)   30 April 1999.

If there is no unconditional mutual agreement between the parties prior to the Expiry Date as to an extension and, if applicable, the terms and conditions thereof the Expiry Date shall not be extended.

11.   PAYMENTS

11.1  Manner

The Borrower shall make all payments under any Transaction Document in the currency in which such obligation is due:

(a) for A$, by transfer of immediately available A$ funds to the account in New South Wales specified by the Agent from time to time, by 11 am (Sydney time) on the due date; and

(b) for US$, by transfer of immediately available US$ funds to the $US bank account specified by the Agent from time to time, by 11.00am (Sydney time) on the due date or at the option of the Agent by prior notice to the Borrower, US$ funds settled through the New York Clearing House Interbank Payments System or other funds for payment in US$ which the Agent specifies to the Borrower as being customary at the time for the settlement of international transactions in New York City of the type contemplated by the Loan Facility; and

(c) in either of the foregoing cases, without set-off or counterclaim and without deduction, whether on account of Taxes or otherwise, except any compulsory deduction for Taxation.

11.2  Payment to be made on Business Day

Whenever any payment becomes due on a day which is not a Business Day, the due date will be the preceding Business Day.

11.3  Distribution by Agent

Unless any Transaction Document expressly provides otherwise, the Agent shall promptly distribute amounts received under any Transaction Document for the account of the Participants among the Participants in accordance with their respective entitlements and in like funds as they are received by the Agent.

11.4  Appropriation where Insufficient moneys available

Where amounts required to be distributed by the Agent under Clause 11.3 on any day are not sufficient to make all the payments required, those amounts will be allocated among the Participants as follows:

(a) first, to all amounts then due and payable by way of reimbursement or indemnity under any Transaction Document;

(b)   second, to payment of interest payable under any Transaction Document;

(c) third, to payment of any fees then due and payable under any Transaction Document; and

(d) fourth, to repayment or prepayment of the Principal Outstanding then due and payable.

Within each of the above paragraphs, those amounts will be allocated ratably according to the respective amounts referred to. That allocation will override any appropriation made by the Borrower.

11.5  Borrower Withholding

If a law or Governmental Agency requires the Borrower to withhold or deduct any Tax or other amount from any payment to Agent, Security Trustee or any Participant so that the Agent, Security Trustee or Participant would not actually receive in immediately available funds for its own benefit on the due date the full amount provided for under a Transaction Document, then:

(a) the amount of the payment by the Borrower shall be increased so that, after withholding such amount or making such deduction and after making deductions applicable to all additional amounts payable under this clause, the Agent, Security Trustee or Participant shall receive the amount it would have received if no withholding or deductions had been required;

(b)   the Borrower shall make the required withholdings or deductions; and

(c) the Borrower will forthwith pay the full amount withheld or deducted to the relevant Governmental Agency in accordance with applicable law and the requirements of the relevant Governmental Agency and shall promptly provide receipts or other reasonable evidence of such payment to the Agent.

11.6  Agent Withholding

If a law requires the Agent to deduct Taxes from a payment by the Agent to a Participant under any Transaction Document so that the Participant does not actually receive for its own benefit on the due date the full amount which it would have otherwise received, then:

(a) the Borrower must pay to the Agent an amount equal to the amount which the Agent must deduct;

(b)   the Agent must make the deduction; and

(c) the Agent must pay the full amount deducted to the relevant authority in accordance with applicable law.

11.7  Agent Reimbursement

If an amount is to be paid under a Transaction Document to the Agent and the Agent is to make a corresponding payment to another person, the Agent is not obliged to make that corresponding payment until it has been able to establish that it has actually received that amount. If the corresponding payment is made and it transpires that the Agent had not actually received the amount due to be paid to it, then:

(a) the person to whom the corresponding payment was made must refund it to the Agent on demand; and

(b) the person who should have made the payment to the Agent must pay to the Agent on demand an amount sufficient to reimburse the Agent for its cost of funding the corresponding payment during the period beginning on the due date for payment and ending on the date when it receives it in cleared funds.

11.8  Agent to Receive Full Payment

Any amount payable by the Borrower to the Agent under this Clause must be such amount as is necessary to ensure that the Agent receives a net amount in the relevant currency or currencies equal to the full amount which it would have received had a deduction not been made or had payment not been made subject to such Taxes together with further additional amounts by way of interest equal to the amount of any Taxes and any income tax imposed on or payable by the Agent or payable by the Borrower in respect of any amount payable under this clause, including any taxes and income tax payable by reason of a previous application of this clause.

11.9  Unanticipated default

(a) (Assumption as to payment) The Agent may assume that a party (the "Payer") due to make a payment for the account of another party (the "Recipient") makes that payment when due unless the Payer notifies the Agent at least one Business Day before the due date that the Payer will not be making the payment.

(b) (Reliance on assumption) In reliance on that assumption, the Agent may make available to the Recipient on the due date an amount equal to the assumed payment.

(c) (Recoupment) If the Payer does not in fact make the assumed payment, the Recipient shall repay the Agent the amount on demand. The Payer will still remain liable to make the assumed payment, but until the Recipient does repay the amount, the Payer's liability will be to the Agent in the Agent's own right

(d) (Interest) If the Payer is the Borrower any interest on the amount of the assumed payment accruing before recovery will belong to the Agent. If the Payer is a Participant that Participant shall pay interest on the amount of the assumed payment at the rate determined by the Agent, in line with its usual practice, for advances of similar duration to financial institutions of the standing of the Participant.

11.10 Rounding

In making any allocation or appropriation under any Transaction Document the Agent may round amounts to the nearest dollar.

12.   CHANGES IN LAW

12.1  Increased costs

Whenever any Indemnified Party determines in good faith that:

(a) the effective cost to the Indemnified Party of making, funding or maintaining any accommodation made available under the Loan Facility or its Loan Commitment is increased in any way;

(b) any amount paid or payable to the Indemnified Party or received or receivable by the Indemnified Party, or the effective return to the Indemnified Party, under or in respect of any Transaction Document is reduced in any way;

(c) the return of the Indemnified Party on the capital which is or becomes directly or indirectly allocated by the Indemnified Party to any accommodation made available under the Loan Facility or its Loan Commitment is reduced in any way, or

(d) insofar as any relevant law, official directive or request relates to or affects its Loan Commitment, any accommodation made available under the Loan Facility or the Transaction Documents, the overall return on capital of the Indemnified Party is reduced in any way, as a result of any change in, any making of, or any change in the interpretation or application by any Governmental Agency of, any law, official directive or request, then:

(e) (when it has calculated the effect of the foregoing and the amount to be charged to the Borrower) that Indemnified Party shall promptly notify the Borrower and supply reasonable details of that calculation under this Clause; and

(f) on demand from time to time the Borrower shall pay for the account of the Indemnified Party the amount certified by an Authorised Officer of the Indemnified Party to be necessary to compensate the Indemnified Party for the increased cost or the reduction.

Without limiting the above in any way, this Clause applies:

(g) to any law, official directive or request with respect to Taxation (except any Tax on overall net income) or reserve, liquidity, capital adequacy, special deposit or similar requirements;

(h)   to official  directives  or requests  which do not have the force of law
      where  it  is  the   practice  of   responsible   bankers  or  financial
      institutions in the country concerned to comply with them; and

(i) where the increased cost or the reduction arises because the relevant Indemnified Party is restricted in its capacity to enter other transactions, or is required to make a payment, or foregoes or earns reduced interest or other return on any capital or on any amount calculated by reference in any way to, or allocates capital to, the amount of any accommodation made available under the Loan Facility, its Commitment or to any other amount paid or payable or received or receivable under any Transaction Document.

12.2  Minimisation

(a) (No defence) It will not be a defence that any cost, reduction or payment referred to in this Clause could have been avoided.

(b) (Negotiation) At the request of the Borrower the Agent and any relevant Participant shall negotiate in good faith with the Borrower with a view to finding a means by which any cost, reduction or payment can be minimised.

12.3  Survival of obligations

The Borrower's obligations under this Clause survive the repayment of any Principal Outstanding and the termination of this Agreement

12.4  Prepayment on increased costs

(a) Within 60 days after the Borrower receives a demand under Clause l2.l(f), the Borrower may notify the relevant Participant through the Agent that it wishes to prepay the Participant's participation in the accommodation affected.

(b) The notification will be irrevocable and the Borrower shall prepay in accordance with it. Clause 8.2(b) does not apply to a prepayment under this Clause.

13.   ILLEGALITY

If as a result of any change in a law, regulation or an official directive which has the force of law or compliance with which is in accordance with the practice of responsible bankers in the jurisdiction concerned or in their interpretation or administration after the date of this Agreement, a Participant determines that it is or has become apparent that it will become contrary to that official directive, impossible or illegal for:

(a) that Participant to fund, provide or maintain financial accommodation or otherwise observe its obligations under the Transaction Documents; or

(b) a person from whom that Participant has raised or proposes to raise money in connection with financial accommodation under the Transaction Documents to fund, provide or maintain that money,

then the Borrower, within five Business Days of receipt of a notice from the Agent to do so, must pay to the Agent for the account of that Participant an amount certified by that Participant to the Agent to be the aggregate of the Secured Moneys of that Participant and any other amount due for payment to that Participant (contingently or otherwise) under the Transaction Documents. The amount so specified in that notice is the amount which the Participant notifies to the Agent under this clause 13. The Participant's obligations to the Borrower under the Transaction Documents terminate upon the giving of the notice.

14.   CONDITIONS PRECEDENT

14.1  Conditions precedent to First Drawdown Notice

The right of the Borrower to give the first Drawdown Notice and the obligations of each Participant under this Agreement are subject to the condition precedent that the Agent receives or is satisfied with all of the following in form and substance satisfactory to the Agent:

(a)   (Omnibus Certificate)

      A certificate in the form of Schedule 4 plus attachments duly completed from the Borrower;

(b)   (Good Standing Certificate)

      A certificate from the Secretary of State of the State of incorporation of the Borrower confirming the current status in good standing of the corporation;

(c)   (Financing Statement)

      A duly completed and executed Financing Statement for filing in the State of Idaho by the Borrower in connection with the Mortgage.

(d)   (Other Instruments)

      Each instrument which evidences any other necessary corporate or other action in connection with those Transaction Documents;

(e)   (Powers of Attorney)

      The original of each power of attorney under which a person signs and delivers a Transaction Document for the Borrower and, if required by the Agent, evidence of its stamping and registration;

(f)   (Specimen Signatures)

      a certified specimen signature of each Authorised Officer of the Borrower;

(g)   (Transaction Documents)

      duly executed and delivered Transaction Documents and if required by the Agent, evidence of their stamping and registration with all applicable Governmental Agencies;

(h) (Mortgaged Property) results of searches, enquiries and requisitions in relation to the Mortgaged Property as may be required by the Agent;

(i) (share certificate) all share scrip and evidence of title to the Mortgaged Property and all other incidental documents required by the Agent;

(j) (legal opinion) a legal opinion from Evans Keane, 111 Maine Street, Kellog, Idaho, USA, addressed to Rothschild Australia Limited as Security Trustee and as Agent as to the valid binding and enforceable nature of the Transaction Documents in the relevant jurisdiction(s).

(k) (Authorisations) evidence that all necessary Authorisations for the Transaction Documents and for the acquisition of the Acquisition Shares have been obtained and are in full force and effect;

(l) (stamping of security) if the Agent does not require stamping of relevant Transaction Documents prior to first drawdown of an Advance provision of all estimated stamp duty funds to the Agent or its solicitors;

(m) (fees) evidence that all fees payable by the Borrower to the Agent or a Participant on or before the first Drawdown Date have been paid (or if applicable will be paid at the time of first drawdown);

(n) (Takeover Terms) satisfactory review by the Agent of the structure, bid timetable and documentation in relation to the Takeover;

(o) (Callahan Mining Corporation Shares) evidence that shares in Gasgoyne held by Callahan Mining Corporation, a Subsidiary of the Borrower, have been transferred to the Borrower and are subject to the Mortgage.

Anything required to be certified under this Clause must be certified by the secretary, a director, President or Vice President of the Borrower as being true and complete as at the date of certification.

14.2  Conditions precedent to each drawdown

The obligations of each Participant to make available any accommodation are subject to the further conditions precedent that:

(a) (representations true) the representations and warranties by the Borrower in the Transaction Documents are true as at the date of the relevant Drawdown Notice and the relevant Drawdown Date as though they had been made at that date in respect of the facts and circumstances then subsisting;

(b) (no default) no Event of Default or Potential Event of Default is subsisting at the date of the relevant Drawdown Notice and the relevant Drawdown Date or will result from the provision of the accommodation;

(c) (Authorisation) all necessary Authorisations for the acquisition of the Acquisition Shares being funded by the Advance to be drawn have been obtained.

(d) (Drawdown Limit) as a result of the proposed Advance, the Original US$ Value of the Principal Outstanding and the Present US$ Value of the Principal Outstanding will not exceed the Loan Facility Limit.

14.3  Conditions precedent waiver

The Agent may waive non-compliance with any condition precedent in Clause 14.1 or 14.2 prior to drawdown of an Advance but the Agent may require compliance with the Condition Precedent waived at any later time by notice in writing to the Borrower.


15.   REPRESENTATIONS AND WARRANTIES

15.1  Representations and warranties

The Borrower makes the following representations and warranties.

(a) (Status) it is a corporation duly organised and validly existing under the laws of the place of its incorporation specified in this Agreement.

(b) (Power) it has the power to enter into and perform its obligations under the Transaction Documents to which it is expressed to be a party, to carry out the transactions contemplated by those documents and to carry on its business as now conducted or contemplated.

(c) (Corporate authorisations) It has taken all necessary corporate action to authorise the entry into and performance of the Transaction Documents to which it is expressed to be a party, and to carry out the transactions contemplated by those documents.

(d) (Documents binding) Each Transaction Document to which it is expressed to be a party is its valid and binding obligation enforceable in accordance with its terms, subject to any necessary stamping and registration and subject to laws pertaining to bankruptcy and enforcement of creditors' rights and general equitable principles. Each Security and any Collateral Security is effective security over the Mortgaged Property with the priority stated.

(e) (Transactions permitted) The execution and performance by it of the Transaction Documents to which it is expressed to be a party and each transaction contemplated under those documents did not and will not violate in any respect a provision of:

      (i) a law or treaty or a judgment, ruling, order or decree of a Governmental Agency binding on it;

      (ii) its articles of incorporation or By-laws or other constituent documents; or

      (iii) any other document or agreement which is binding on it or its assets,

      and, except as provided by the Transaction Documents, did not and will not:

      (iv)  create or impose a Security Interest on any of its assets; or

      (v) allow a person to accelerate or cancel an obligation with respect to Financial Indebtedness, or constitute an event of default, cancellation event, prepayment event or similar event (whatever called) under an agreement relating to Financial Indebtedness, whether immediately or after notice or lapse of time or both.

(f)   (Accounts)

      (i) Its most recent consolidated accounts for the financial year ended 31 December 1995 as provided by the Borrower to the Agent give a true and fair view of its and its Subsidiaries' state of affairs at the date to which they relate and the results of its and its Subsidiaries' operations for the accounting period ended on that date.

      (ii) There has been no change in its and its Subsidiaries' state of affairs since that date which may have a Material Adverse Effect.

      (iii) Those accounts comply

            (A) with the Accounting Principles consistently applied, except to the extent of departures from those principles and practices disclosed in them; and

            (B)   with all applicable laws.

      (iv) All material Financial Indebtedness and other material contingent liabilities are disclosed in those accounts.

(g) (No litigation) No litigation, arbitration, Tax claim, dispute or administrative or other proceeding is current or pending or to the knowledge of the Borrower, threatened, which concerns this Agreement or any other Transaction Document, or the Takeover or any document associated therewith, or the authority or ability of the Borrower to perform its obligations thereunder, or which may have a Material Adverse Effect.

(h)   (No default)

      (i) it is not in default under a document or agreement (including, without limitation, an Authorisation) binding on it or its assets; and

      (ii) nothing has occurred which confirms an event of default, cancellation event, prepayment event or similar event (whatever called) under those documents or agreements, whether immediately or after notice or lapse of time or both, where that may have a Material Adverse Effect.

(i)   (Authorisations) Each Authorisation which is required in relation to:

      (i) the execution, delivery and performance by it of the Transaction Documents to which it is expressed to be a party and the transactions contemplated by those documents;

      (ii) the validity and enforceability of those documents and the effectiveness or priority of each Security or any Collateral Security; and

      (iii) the acquisition of the Acquisition Shares which are the subject of the Mortgages;

      has been obtained or effected, is in full force and effect, has been complied with and all applicable fees have been paid.

(j) (No misrepresentation) All information provided by it to the Agent and the Participants is true in all material respects at the date of this Agreement or, if later, when provided. Neither that information nor its conduct and the conduct of anyone on its behalf in relation to the transactions contemplated by the Transaction Documents, was or is misleading in any material respect, by omission or otherwise.

(k) (Agreements disclosed) Each document or agreement which is material to the Transaction Documents or the acquisition of the Acquisition Shares or which has the effect of varying a Transaction Document has been disclosed to the Agent in writing.

(l) (Copies of documents) All copies of documents (including, without limitation, its latest accounts and all Authorisations) given by it or on its behalf to the Agent are true and complete copies and are in full force and effect unless otherwise stated to the Agent.

(m)   (Title)

      (i) The Borrower is the sole beneficial owner of the Mortgaged Property purported to be charged or mortgaged by it free of any third party right or interest whatever (other than Security Interests approved by the Agent);

      (ii) None of the Borrower's Mortgaged Property is subject to a Security Interest which is not permitted by Clause 16.1(g) (Negative pledge);

      (iii) the Mortgaged Property is not subject to any shareholder or other agreements which would limit the exercise by the Agent of all rights associated therewith or the enjoyment by the Agent of all dividends, distributions or proceeds thereof.

(n) (Law) it has complied with all laws binding on it where breach may have a Material Adverse Effect.

(o) (Trust) It does not hold any assets the subject of any Transaction Document as the trustee of any trust.

(p) (Affiliate) No Affiliate of the Borrower on its own account or on behalf of the Borrower or any other person on behalf of the Borrower or an Affiliate of the Borrower has acquired or intends to acquire any Acquisition Shares.

(q)   (ERISA)

      (i) Neither the Borrower nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified in Schedule 5 hereto. If requested by the Agent, the Borrower will provide the Agent with accurate and complete copies of all contracts, agreements and documents described in Schedule 5.

      (ii) The Borrower and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except where a failure to so comply would not have a Material Adverse Effect and except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the United States Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No material liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan.

      (iii) No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the United States Internal Revenue Service been received or requested with respect to any Pension Plan, nor has the Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code of Section 302 of ERISA, nor has there been any event requiring any disclosure under
            Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan, except where the occurrence of any such event will not have a Material Adverse Effect.

      (iv) To the extent it could have a Material Adverse Effect, neither the Borrower nor any ERISA Affiliate has:

            (i)   engaged in a non-exempt prohibited  transaction described in
                  Section 406 of ERISA or Section 4975 of the Code;

            (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid;

            (iii) failed  to make a  required  contribution  or  payment  to a
                  Multiemployer Plan; or

            (iv) failed to make a required instalment or other required payment under Section 412 of the Code.

      (v) No Termination Event has occurred or is reasonably expected to occur which in either case could reasonably be expected to have a Material Adverse Effect.

      (vi) No material proceeding, claim, lawsuit and/or investigation is existing or, to the best knowledge of the Borrower after due inquiry, threatened concerning or involving any:

            (i)   employee  welfare benefit plan (as defied in Section 3(1) of
                  ERISA)  currently   maintained  or  contributed  to  by  the
                  Borrower or any ERISA Affiliate;

            (ii)  Pension Plan;  or

            (iii) Multiemployer Plan.

15.2  Reliance on representations and warranties

The Borrower acknowledges that the Agent and the Participants have entered into the Transaction Documents in reliance on the representations and warranties in this Clause.

16.   UNDERTAKING

16.1  General undertakings

The Borrower undertakes to the Agent and each Participant during the term of this Agreement and while any Secured Moneys exist as follows, except to the extent that the Agent acting on the instructions of the Majority Participants consents:

(a) The Borrower will provide to the Agent in sufficient copies for the Participants and in a form satisfactory to the Agent:

      (i) (annual accounts) as soon as practicable (and in any event not later than 120 days) after the close of each of its financial years copies of the Borrower's consolidated audited financial statements including balance sheet and statements of operations;

      (ii) (quarterly reports) as soon as practicable (and in any event not later than 45 days after the end of each financial quarter) copies of quarterly accounts of the Borrower containing financial information presented in a consistent form with the Accounts in subclause (i) which may be satisfied by the Borrower providing to the Agent a copy of relevant periodic reports filed with the Securities and Exchange Commission containing such accounts together with such other information which the Agent considers necessary to calculate the Financial Undertakings;

      (iii) (annual budget) annual budget and cash flow forecasts of the Borrower in a form satisfactory to the Agent before 31 December in each year in respect of the next calendar year;

      (iv) (documents issued to shareholders) promptly as may be requested by the Agent from time to time documents which applicable law requires the Borrower to issue to its shareholders or stockholders;

(b)   The Borrower will provide to the Agent:

      (i)   (litigation)  promptly,  written  particulars  of any  litigation,
            arbitration,   Tax  claim,  dispute  or  administrative  or  other
            proceeding in relation to any of the Mortgaged Property;

      (ii) (Governmental Agency) promptly, any notice, order or material correspondence from or with a Government Agency relating to the Acquisition Shares, the Mortgaged Property or its use which may have a Material Adverse Effect;

      (iii) (Public Company reports and documents) promptly, copies of all reports to or filings with the United States Securities Commission and reports to or filings with any state securities agency which are material to the financial position of the Borrower;

      (iv) (Corporate annual reports) promptly after the filing thereof, each annual report filed by the Borrower with the Secretary of State of its state of incorporation;

      (v) (other Information) promptly, any other information or reports which the Agent may reasonably request in relation to the financial condition or business of the Borrower, its Subsidiaries, or the Mortgaged Property.

(c) (Accounting principles) it will ensure that the Accounts provided to the Agent under paragraph (a):

      (i)   comply with the Accounting Principles; and

      (ii) give a true and fair view of its consolidated and unconsolidated state of affairs and the result of its consolidated operations, at the date, and for the period ending on the date, to which those statements are prepared.

(d)   (Authorisations) It will ensure that each Authorisation required for:

      (i) the execution, delivery and performance by it of the Transaction Documents to which it is expressed to be a party and the transactions contemplated by those documents;

      (ii) the validity and enforceability of those documents and the effectiveness and priority of each Security or any Collateral Security, and

      (iii) the acquisition of the Acquisition Shares by the Borrower,

      is obtained when required, complied with and promptly renewed and maintained in full force and effect it will provide copies promptly to the Agent when they are obtained or renewed.

(e) (Notice to Agent) it will notify the Agent as soon as it becomes aware of:

      (i)   any Event of Default or Potential Event of Default;

      (ii) any event or circumstance which results in the Borrower not proceeding with the Takeover;

      (iii) any proposal by a Governmental Agency to acquire compulsorily any of the Mortgaged Property or the whole or a substantial part of its assets or business;

      (iv) any substantial dispute between it and a Governmental Agency in relation to or affecting the Takeover or the Acquisition Shares;

      (v) any event or circumstance which may give rise to a substantial claim against it in relation to the Takeover;

      (vi) any change in its Authorised Officers, giving specimen signatures of any new Authorised Officer appointed, and, where requested by the Agent, evidence satisfactory to the Agent of the authority of any Authorised Officer.

(f) (Disposal of assets) It will not sell or otherwise dispose of, part with possession of, or create an interest in, any of the Mortgaged Property or agree or attempt to do so (whether in one or more related or unrelated transactions) except the Securities and any Collateral Security.

(g)   (Negative  pledge)  It will not  create  or  allow  to exist a  Security
      Interest over the Mortgaged Property other than the Security or any Collateral Security.

(h) (Corporate existence) it will do everything necessary to maintain its corporate existence in good standing including registration as a foreign company in Australia. It will not transfer its jurisdiction of incorporation or enter any merger or consolidation without the prior consent of the Agent which shall not be unreasonably withheld (except any merger or consolidation which results in the Borrower being the surviving entity and which does not result in any breach of Clause 16.3 or in the opinion of the Agent any Material Adverse Effect).

(i) (Compliance with law) It will comply fully with all laws binding on it where non-compliance may have a Material Adverse Effect.

(j)   (Pay Taxes) it will pay all Taxes payable by it when due, but:

      (i) it need not pay Taxes for which it has set aside sufficient reserves and which are being contested in good faith, except where failure to pay those Taxes may have a Material Adverse Effect; and

      (ii) it will pay contested Taxes which it is liable to pay on the final determination or settlement of the contest.

(k) (Change of business) The Borrower will not cease or change its principal business activity from that presently carried on by it being as a producer of precious metals.

      The Borrower will not take action, whether by acquisition or otherwise, which alone or in aggregate would alter the nature of that business.

(l) (Change of By-Laws) It will not change its articles of incorporation or By-Laws in any respect which may have an adverse effect on the ability of the Borrower to perform its obligations under any of the Transaction Documents, on the value of the Security or on the financial condition or business of the Borrower, without the prior consent of the Agent which shall not be unreasonably withheld.

(m) (inspection) The Agent or persons authorised by it may at any time on reasonable notice inspect, and require the provision of, copies of records of the Borrower, and the Mortgaged Property which the Agent considers are reasonably relevant to its or the Participants' position. The Borrower will do everything in it power to assist that inspection and provide those copies and will ensure that its employees and officers do the same.

(n) (Information) If the Borrower requests the Agent to give its consent to any matter or thing it will provide to the Agent all information which it may reasonably require for the purpose of deciding whether to give or withhold that consent.

(o) (Change of Name of chief executive office) The Borrower will not change its name or the address of its chief executive office from that set forth on page 1 of this Agreement without not less than sixty (60) days' prior written notice thereof to the Agent.

(p) (Compliance with ERISA) In addition to and without limiting the generality of Clause 16.1(i), make timely payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to any Employee Benefit Plan; not take any action or fail to take any action the result of which could be a material liability to the PBGC or to a Multiemployer Plan; not participate in any prohibited transaction that could result in any material civil penalty under ERISA or material tax under the Code; furnish to the Agent upon the Agent's request such additional information about any Employee Benefit Plan as may be reasonably requested by the Agent; and operate each Employee Benefit Plan in such a manner that will not incur any material tax liability under Section 4980B of the Code or any material liability to any qualified beneficiary as defined in Section 4980B of the Code.

16.2  Undertakings relating to Mortgaged Property

The Borrower undertakes to the Agent and each Participant during the term of this Agreement and while any Secured Moneys exist as follows, except to the extent that the Agent acting on the instructions of the Majority Participants consents otherwise.

(a)   (Pay outgoings)

      (i) The Borrower will promptly pay all outgoings (including calls if applicable) payable by it in connection with the Acquisition Shares or otherwise in respect of the Mortgaged Property.

      (ii) On request by the Agent, the Borrower will immediately provide to the Agent evidence of every payment covered by this undertaking.

(b)   (Takeover)

      The Borrower shall not alter the consideration to be paid for the Acquisition Shares under the Takeover without the prior consent of the Agent which shall not be unreasonably withheld.

(c)   (Maintenance of Gasgoyne)

      The Borrower will use its best endeavours to ensure that upon obtaining Control of Gasgoyne, Gasgoyne will not by any act or omission do anything which would result in

      Gasgoyne not carrying on its ordinary course of business or which would result in an increase in the ratio of Gasgoyne's Total Indebtedness divided by Gasgoyne's Net Tangible Worth.

(d)   (Preservation and protection of security)

      Each will promptly do everything necessary or reasonably required by the
      Agent:

      (i)   to preserve and protect the value of the Mortgaged Property; and

      (ii) to protect and enforce its title in the Mortgaged Property and the title of the Security Trustee and the Participants as mortgagee, chargee or pledgee of the Mortgaged Property.

(e)   (Related Corporation Acquisition)

      No Affiliate of the Borrower or other person on behalf of the Borrower shall acquire Acquisition Shares unless the Agent holds a Security Interest in a form acceptable to it over those Acquisition Shares securing the Secured Monies and that Affiliate has provided undertakings, representations and obligations to the Agent and Participants in a form acceptable to the Agent which are consistent with the undertakings, representations and obligations of the Borrower herein.

16.3  Financial Undertakings

(a) The Borrower shall at all times ensure and undertakes that during the term of this Agreement and while there exist any Secured Moneys that its:

      (i)   Net Tangible Worth is not less than US$160,000,000;

      (ii)  Interest   Coverage   Ratio  for  any  Quarter  or  longer  period
            determined by the Agent is not less than 1.5 to 1.

      (iii) Current Ratio does not fall below 2 to 1;

      (iv) Funded Indebtedness (excluding Subordinated Debentures) divided by Net Tangible Worth does not exceed 0.5 to 1.

(b) The above figures and ratios shall be calculated and determined by the Agent based upon the Accounts and such other information as may be obtained by the Agent or Participants. The Borrower shall promptly provide to the Agent all information which may be requested by the Agent to enable the Agent to calculate and determine the above figures and ratios.

(c) If the Borrower disputes the calculation or determination of the Agent under Clause 16.3(b), the Agent shall promptly if requested by the Borrower refer the dispute to Price Waterhouse (or other reputable accounting firm reasonably selected by the Agent) to act as expert and not as arbitrator and its decision shall be binding on the parties. Pending such decision the calculation or determination of the Agent shall apply for the purposes of this Agreement.

16.4  Share Ratio Undertaking

      The Borrower shall at all times ensure and undertakes that during the term of this Agreement and while there exists any Secured Monies the Market Value of the Mortgaged Shares shall not fall below twice the A$ Currency Equivalent of the Principal Outstanding from time to time, provided that where either Orion or Gasgoyne becomes a wholly owned Subsidiary ("New Subsidiary") of the Borrower there shall be excluded from the above calculation, as calculated by the Agent:

      (a) the Market Value in respect of the Mortgaged Shares in that New Subsidiary; and

      (b) that portion of the Principal Outstanding which relates to Advances (or repayment and redrawings thereof) utilised for purchase of the Mortgaged Shares in the New Subsidiary and provided further that this clause 16.4 shall not apply if both Gasgoyne and Orion become New Subsidiaries.

      where:

      "Market Value" means at any time the A$ market value of the Mortgaged Shares determined by the Agent based upon the most recent daily closing sale price as quoted on the Australian Stock Exchange Limited or if there is no sale during the 2 Business Days prior to the date of such determination, the market value as determined by the Agent in good faith, whose certificate as to such value shall be conclusive in the absence of manifest error.

17.   EVENTS OF DEFAULT

17.1  Events of Default

Each of the following is an Event of Default (whether or not it is in the control of the Borrower) except to the extent previously approved by the Agent in writing acting on the instructions of all the Participants.

(a)   (Obligations under Transaction Documents) The Borrower fails:

      (i) to pay an amount payable by it under a Transaction Document when due (other than a delay of no more than 3 Business Days subject to payments under Clause 18 and Clause 20);

      (ii) to comply with any of its other obligations under a Transaction Document and, if in the opinion of the Agent that failure can be remedied within 14 days, does not remedy the failure within 14 days of the Borrower becoming aware of it; or

      (iii) to satisfy within the time stipulated anything which the Agent made a condition of its waiving compliance with a condition precedent or undertaking in a Transaction Document.

(b) (Subordination) Any Financial Indebtedness of the Borrower comprising subordinated debentures, notes or stock issued by the Borrower is paid or repaid or recovered before the Secured Moneys are paid or repaid in full (other than any payment, repayment or redemption which is fully met by issue of Shareholders Equity or replacement debentures, notes or stock).

(c) (Misrepresentation) A representation, warranty or statement by or on behalf of the Borrower in a Transaction Document, or in a document provided under or in connection with a Transaction Document, is not true in a material respect or is misleading in a material respect when made or repeated.

(d)   (Cross default)

      Any Financial Indebtedness of the Borrower aggregating to at least US$1,000,000 or its Currency Equivalent:

      (A)   is not paid when due or within an applicable grace period; or
      (B) becomes due and payable or capable of being declared due and payable before its stated maturity or expiry;

      provided that subclause (B) does not apply if the Borrower exercises an optional right of prepayment or termination is otherwise by mutual agreement, in the absence of actual, likely or threatened default and provided that this subclause (d) shall not apply if prior to the Indemnified Parties or any of them exercising any of their rights under the Transaction Documents as a consequence of the Event of Default in this subclause (d) the Agent is reasonably satisfied that the relevant event referred to in (A) or (B) above has been rectified within 14 days of its occurrence to the satisfaction of the relevant creditor.

(e)   (Administration, winding up, arrangements, insolvency etc.)

      (i)   An administrator is appointed to the Borrower;

      (ii) Except for the purpose of a solvent reconstruction or amalgamation previously approved by the Agent:

            (A) an application or an order is made, proceedings are commenced, a resolution is passed or proposed in a notice of meeting or an application to a court or other steps (other than in the opinion of the Agent frivolous or vexatious applications, proceedings, notices and steps which are stayed or dismissed within 14 days if within Australia, or 60 days outside Australia) are taken for:

                  (a) the winding up, dissolution, official management or administration of the Borrower; or

                  (b) the Borrower entering into an arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them; or

            (B) the Borrower ceases, suspends or threatens to cease or suspend the conduct of all or substantially all of its business or disposes of or threatens to dispose of substantially all of its assets; or

      (iii) the Borrower is, or under applicable legislation is taken to be, unable to pay its debts (other than as the result of a failure to pay a debt or claim the subject of a good faith dispute) or stops or suspends or threatens to stop or suspend payment of all or a class of its debts.

      (iv) there shall have been entered against the Borrower a decree or order by a court adjudging it bankrupt or insolvent, or approving as properly filed a petition seeking reorganisation, arrangement, adjustment or composition of or in respect of it under any applicable law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or of any substantial part of its property or other assets, or ordering the winding up or liquidation of its affairs; or the institution by it of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganisation or relief under any applicable law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

      (v) A case or other proceeding shall be commenced against the Borrower in any court of competent jurisdiction in United States of America or any of its States seeking:

            (i) relief under the United States federal bankruptcy laws or under any other laws relating to liquidation; or
            (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for the Borrower or for all or any substantial part of their respective assets;

            and such case or proceeding shall continue undismissed or unstayed for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding shall be entered.

(f)   (Enforcement against assets)

      (i) A receiver, receiver and manager, administrative receiver, trustee or similar officer is appointed to;

      (ii) a holder of a Security Interest pertaining to any assets of the Borrower becomes entitled to foreclose such Security Interest or any such Security Interest becomes enforceable or is enforced over; or

      (iii) a distress, attachment or other execution involving an amount in excess of US$1,000,000 (or Currency Equivalent) is levied or enforced over,

            all or any of the assets or undertaking of the Borrower.

(g) (Analogous process) Anything analogous to anything referred to in paragraphs (d) to (f) to inclusive or having substantially similar effect occurs with respect to any Affiliate of the Borrower including under any law of any jurisdiction.

(h)   (Vitiation of Transaction Documents)

      (i) All or any part of a Transaction Document is terminated or is or becomes void, illegal, invalid, unenforceable or of limited force and effect;

      (ii) a party becomes entitled to terminate, rescind or avoid all or part of a Transaction Document; or

      (iii) a party other than the Agent or a Participant alleges or claims that an event described in sub-paragraph (i) has occurred or that it is entitled as described in sub-paragraph (ii).

(i) (Amendment of articles) The articles of incorporation or By-Laws of the Borrower are amended in breach of Clause 16.1(l).

(j) (Revocation of Authorisation) An Authorisation which is material to the performance by the Borrower of its obligations under a Transaction
      Document, or to the validity and enforceability of a Transaction Document or to the security of the Indemnified Parties is repealed, revoked or terminated or expires, or is modified or amended or conditions are attached to it in a manner unacceptable to the Agent, and is not replaced, if capable of replacement, within 14 days, by another Authorisation acceptable to the Agent.

(k) (Material adverse change) Any other event or series of events, whether related or not, occurs (including, without limitation, a material adverse change in the business, assets or financial condition of the Borrower, or the value of the Mortgaged Property), which may in the opinion of the Agent have a Material Adverse Effect.

(l)   (Control of Borrower) Without the prior consent of the Agent:

      (i)   the Borrower becomes a Subsidiary of another person; or

      (ii) in the opinion of the Agent there is a substantial change in the ownership or Control of the Borrower.

(m)   (Compulsory acquisition)

      (i) All or any substantial or material part of the Mortgaged Property is compulsorily acquired by or by order of a Governmental Agency or under law;

      (ii) a Governmental Agency orders the sale, vesting or divesting of all or any substantial or material part of the Mortgaged Property;

      (iii) a Governmental Agency takes a step for the purpose of any of the foregoing or proposes or threatens to do any of the foregoing and the Borrower fails to take or diligently to pursue steps necessary or reasonably requested by the Agent for the purpose of preventing the occurrence of any of the foregoing; or

      (iv) if any Governmental Agency shall have condemned, nationalised, seized, or otherwise expropriated all or any substantial part of the property or other assets of the Borrower or of its share capital, or shall have assumed custody or control of such property or other assets or of the business or operations of the Borrower or of its share capital, or shall have taken any action for the dissolution or disestablishment of the Borrower or any action that would prevent the Borrower or its officers from carrying on its business or operations or a substantial part thereof.

(n) (Governmental Interference) A law or anything done by a Governmental Agency wholly or partially to a material extent renders illegal, prevents or restricts the performance or effectiveness of a Transaction Document or otherwise has in the opinion of the Agent a Material Adverse Effect.

(o) (Stock Exchange Listing) The Borrower ceases to be listed on the New York Stock Exchange or if listed on the Australian Stock Exchange Limited ceases to be so listed or if there is any demand or proceeding commenced by any relevant stock exchange or other Governmental Agency for such delisting.

(p) (Financial Undertakings) The Financial Undertakings are not complied with at all times for any reason (other than any non-compliance which is rectified within 14 days of breach of the relevant Financial Undertaking).

(q) (Share Ratio) The Share Ratio Undertaking is not complied with at all times for any reason.

17.2  Consequences

In addition to any other rights provided by law or any Transaction Document, at any time after an Event of Default (if such Event of Default has not been expressly waived in writing by the Agent) the Agent may and shall if the Majority Participants direct do all or any of the following:

(A) by notice to the Borrower declare all moneys actually or contingently owing under this Agreement immediately due and payable, and the Borrower will immediately pay the Principal Outstanding together with accrued interest and fees and all such other moneys; and/or

(B)   by notice to the Borrower cancel the Loan Commitments.


17.3  Default Conversion and Indemnity

Without limiting the generality of any of the other provisions herein contained, at any time after an Event of Default has occurred (and is subsisting so far as the Agent has actual knowledge) the Agent may in its absolute discretion at any time and from time to time thereafter without notice to the Borrower make a spot or forward purchase of A$ on behalf of the Borrower at the prevailing market price in accordance with the Agent's usual practice necessary to repay any or all of the present or future, actual or contingent US$ obligations of the Borrower to the Agent or Participants. All moneys expended and costs incurred by the Agent in such purchase as from the date such moneys are expended or costs are incurred, shall be deemed an A$ Advance repayable forthwith upon demand by the Agent and there shall accrue thereon and be payable by the Borrower to the Agent interest calculated on a daily basis calculated from the date of such loan at the rate per annum and in the manner specified in Clause 18.2.

17.4  Currency Indemnity

If a judgement or order is rendered by any court or tribunal for the payment of any amounts owing to the Agent or Participant under this Agreement or for the payment of damages in respect of any breach of this Agreement or under or in respect of a judgement or order of another court or tribunal for the payment of such amounts or damages and such judgement or order is expressed in a currency ("the Judgement Currency") other than Australian Dollars ("the Domestic Currency") the Borrower shall indemnify and hold harmless the Agent and Participants against any deficiency in terms of the Domestic Currency in the amounts received by the Agent Participants arising or resulting from any variation as between:

(a) the rate of exchange at which the Agent or Participants as the case may be bona fide at the time the judgement or order is rendered is able in accordance with its usual market practice to purchase the Domestic Currency with the Judgement Currency; and

(b) the rate of exchange at which the Agent or Participants is able in accordance with its usual market practice to purchase the Domestic Currency with the amount of the Judgement Currency actually received by the Agent or Participants.

18.   INTEREST ON OVERDUE AMOUNTS

18.1  Accrual and payment

      To the extent not prohibited by any applicable law:

      (a) (Accrual) Interest accrues on each unpaid amount which is due and payable by the Borrower under or in respect of any Transaction Document (including interest payable under this Clause):

            (i) on a daily basis up to the date of actual payment from (and including) the due date or, in the case of an amount payable by way of reimbursement or indemnity, the date of disbursement or loss, if earlier;

            (ii)  both  before  and  after   judgment   (as  a  separate   and
                  independent obligation); and

            (iii) at the rate provided in Clause 18.2.

      (b) (Payment) The Borrower shall pay interest accrued under this Clause on demand by the Agent and on the last Business Day of each calendar quarter.

18.2  Rate

The rate applicable under this Clause is the sum of 2% per annum plus the higher of:

(a) the rate (if any) applicable to the amount immediately before the due date; and

(b) for successive Interest Periods not exceeding one month selected by the Agent, the rate determined by the Agent to be the Base Rate for US$ or A$ as the amount owing may be denominated, as the case may be.

19.   FEES

19.1  Establishment fee

The Borrower shall pay to the Agent (on account of it and the Participants in shares agreed between the Agent and the Participants) an establishment fee calculated and payable as follows:

(a)   A$200,000 prior to the date of this Agreement;

(b) on the first Business Day of the month after the month of the first drawdown of an Advance, 1.25% of the maximum Original US$ Value of the Principal Outstanding during the month of that first drawdown and on the first Business Day of each subsequent month 1.25% of any increase in the maximum Original US$ Value of the Principal Outstanding during the immediate preceding month (being an increase in the amount upon which the 1.25% fee has previously been calculated);

provided that

(c) no amount is required to be paid under Clause 19.1(b) until the amount otherwise payable exceeds A$200,000 and only such excess is payable;

(d) the maximum fee payable under this Clause 19.1 is 1.25% multiplied by the Loan Facility Limit and upon payment of that maximum amount no further payments are required under Clause 19.1(b);

(e) if no extension of the Expiry Date is granted under Clause 10, there will be refunded by the Agent or as applicable the respective Participants who received those fees, any fees paid under this Clause
      19.1 which exceed whichever is the greater of:

      (i)   A$200,000; or

      (ii) fees calculated in accordance with this Clause 19.1 substituting "0.75%" in lieu of "1.25%" in subclauses (b) and (c); and

(f) the fee payable in accordance with this Clause 19.1 remains payable notwithstanding any earlier repayment or termination of the Loan Facility.

19.2  Commitment fee

(a) A commitment fee accrues at the rate of zero point two five per centum (0.25%) per annum on the daily amount of each Participant's Undrawn Loan Commitment.

(b) The fee is calculated on the actual number of days elapsed and a year of 365 days.

(c) The Borrower shall pay any accrued commitment fee in arrears on the first Business Day of each month in respect of the whole amount accrued for the preceding month and any pro rata payment on the Expiry Date.

20.   INDEMNITIES

On demand the Borrower shall indemnify each Indemnified Party against any loss, cost, charge, liability or expense the Indemnified Party (or any officer or employee of the Indemnified Party) may sustain or incur as a direct or indirect consequence of:

(a)   the occurrence of any Event of Default;

(b) any exercise or attempted exercise of any right, power or remedy under any Transaction Document;

(c) accommodation requested in a Drawdown Notice not being provided for any reason (including, without limitation, failure to fulfil any condition precedent but excluding any default by the Agent); or

(d) a Participant receiving payments of principal in respect of any Principal Outstanding otherwise than in accordance with Clause 7.1 or Clause 8.1 for any reason (but excluding default by the Agent).

Without limitation the indemnity will cover any amount determined by the relevant Participant to be incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the relevant Participant to fund or maintain any accommodation or amount (including loss of margin) and by reason of the reversing or termination of any agreement or arrangement entered into by the relevant Participant to hedge, fix or limit its effective cost of funding or maintaining any accommodation or amount and by reason of having to provide funds sooner, and/or maintain funding later, than contemplated by the Drawdown Notice or this Agreement (including, without limitation, additional borrowing or hedging costs). It will not cover any Indemnified Party for any loss, cost, charge, liability or expense caused by a default by that Indemnified Party.

21.   CONTROL ACCOUNTS

The accounts kept by the Agent constitute sufficient evidence unless the contrary is proved of the amount at any time due from the Borrower under this Agreement.

22.   EXPENSES

On demand the Borrower shall reimburse:

(a) the Agent for the reasonable expenses of the Agent in relation to the preparation, execution and completion of the Transaction Documents (including expenses in relation to the Agent's due diligence and in relation to the expert under Cluase 16.3(c)) and any subsequent consent, approval, determination, waiver or amendment; and

(b) each Indemnified Party for the expenses of that Indemnified Party in relation to:

      (i) the actual or contemplated enforcement of the Transaction Documents, or actual or contemplated exercise, preservation or consideration of any rights, powers or remedies under the Transaction Documents or in relation to the Mortgaged Property; and

      (ii) any inquiry by a Governmental Agency concerning the Borrower or a transaction or act for which, or in connection with which, financial accommodation or funds raised under a Transaction Document are used or provided, including, without limitation, any expenses incurred in any review or audit or in retaining consultants to evaluate matters of material concern to the Indemnified Parties, and administrative costs including any time of its executives (whose time and costs are to be charged at reasonable rates), and including in each case, fees and expenses of solicitors, attorneys, accountants, appraisers, consultants and other experts and agents retained by the Agent or other Indemnified Party in connection with all such matters on a full indemnity basis, expressly including costs of the legal opinion referred to in Clause 14.1.

23.   STAMP DUTIES AND TAXES

(a) The Borrower shall pay all stamp, transaction, registration and similar Taxes (including, subject to paragraph (c), fines and penalties) which may be payable or determined to be payable in relation to the execution, delivery, performance or enforcement of any Transaction Document or any payment or receipt or any other transaction contemplated by any Transaction Document.

(b) Those Taxes include financial institutions duty, debits tax or other Taxes payable by return and Taxes passed on to any Indemnified Party by a bank or financial institution but excludes any Tax on the overall net income of an Indemnified Party.

(c) On demand the Borrower shall indemnify each Indemnified Party against any liability resulting from delay or omission to pay those Taxes except to the extent the liability results from failure by the Indemnified Party to pay any Tax after having been put in funds to do so by the Borrower.

(d) The Borrower shall not be liable for any cost or expense under this Clause 23 directly due to any substitution, addition or replacement of any Participant, the Agent or Security Trustee or any assignment of the rights of any of those persons under the Transaction Documents (other than arising in respect of enforcement of the Transaction Documents) and which would not have been incurred had that substitution, addition, replacement or assignment not taken place.

24.   SET-OFF

(a) The Borrower irrevocably authorises each Indemnified Party, if an Event of Default is subsisting, to apply any credit balance in any currency (whether or not matured) in any of its accounts with any branch of that Indemnified Party towards satisfaction of any sum at any time due and payable by it to that Indemnified Party under or in relation to any Transaction Document. Subject to paragraph (b), no Indemnified Party is obliged to make the application.

(b) To implement the application any Indemnified Party may effect currency exchanges as if on a competitive basis and otherwise in accordance with its normal procedures.

25.   WAIVERS, REMEDIES CUMULATIVE, SOVEREIGN IMMUNITY

(a) No failure to exercise and no delay in exercising any right, power or remedy under any Transaction Document operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

(b) The rights, powers and remedies provided to the indemnified Parties in the Transaction Documents are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

(c) The Borrower irrevocably waives any immunity that it or its property has from:

      (a)   set off;

      (b)   legal, arbitral or administrative proceedings;

      (c) any process or order of any court, administrative tribunal or arbitrator for the satisfaction or enforcement of a judgment, order or arbitral award or for the arrest, detention or sale of any property;

      (d)   service upon it of any process, judgment, order or arbitral award,

      on the grounds of sovereignty or otherwise under any law of any jurisdiction.

26.   CONSENTS AND APPROVALS

Except where expressly stated any Indemnified Party may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, may form opinions, and may exercise rights, powers and remedies, at its absolute discretion. Without limitation, no term shall be implied, nor shall any rule of construction apply to the effect that, an Indemnified Party must act reasonably. Any consent or approval of an Agent or Participant shall not be binding upon the Agent or a Participant unless given in writing.

27.   ACKNOWLEDGEMENT BY BORROWER AND GUARANTORS

The Borrower confirms that:

(a) it has not entered into this Agreement in reliance on, or as a result of, any conduct of any kind of or on behalf of any Indemnified Party or any Affiliate of any Indemnified Party (including, without limitation, any advice, warranty, representation or undertaking); and

(b) neither any Indemnified Party nor any Affiliate of any Indemnified Party is obliged to do anything (including, without limited, disclose anything or give advice),

except as expressly set out in the Transaction Documents or in writing duly signed by or on behalf of the relevant Indemnified Party or Affiliate.


28.   SEVERABILITY OF PROVISIONS

Any provision of any Transaction Document which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of that Transaction Document nor affect the validity or enforceability of that provision in any other jurisdiction.

29.   SURVIVAL OF REPRESENTATIONS AND INDEMNITIES

(a) All representations and warranties in any Transaction Document survive the execution and delivery of the Transaction Documents and the provision of advances and accommodation.

(b)   Each indemnity in any Transaction Document:

      (i)   is a continuing obligation;
      (ii)  is a separate and independent obligation; and
      (iii) survives termination or discharge of the relevant Transaction Document.

30.   MORATORIUM LEGISLATION

To the full extent permitted by law all legislation which at any time directly or indirectly:

(a) lessens, varies or affects in favour of the Borrower any obligation under a Transaction Document; or

(b)   delays,   prevents  or   prejudicially   affects  the  exercise  by  any
      Indemnified Party of any right, power or remedy conferred by any Transaction Document,

is excluded from the Transaction Documents.

31.   ASSIGNMENTS

31.1  Assignment by Borrower

The Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent acting on the instructions of all Participants.

31.2  Assignment by Participants

A Participant may assign or transfer all or any of its rights or obligations under the Transaction Documents at any time if:

(i)   any necessary prior Authorisation is obtained;

(ii) it gives the Borrower prior written notice of the identity of the assignee or transferee;

(iii) unless the transferee or assignee is an Affiliate of the Participant, the Borrower has given its prior consent, which:

      (A)   it shall not withhold unreasonably; and

      (B) will be deemed to have been given if no response is received within 15 days of the request for consent; and

(iv) in the case of a transfer of obligations, the transfer is effected by a substitution in accordance with Clause 31.3.

31.3  Substitution certificates

(a) If a Participant wishes to substitute a new bank or financial institution for all or part of its participation under this Agreement, it and the substitute shall execute and deliver to the Agent four counterparts of a certificate substantially in the form of Schedule 3.

(b) On receipt of the certificate, if the Agent is satisfied that the substitution complies with Clause 31.2, it shall promptly:

      (i)   notify the Borrower:
      (ii) countersign the counterparts on behalf of all other parties to this Agreement;
      (iii) enter the substitution in a register kept by it (which shall be conclusive); and
      (iv) retain one counterpart and deliver the others to the retiring Participant, the substitute Participant and the Borrower.

(c) Each other party to this Agreement irrevocably authorises the Agent to sign each certificate on its behalf.

(d) Unless the Agent otherwise agrees, no substitution may be made while any Drawdown Notice is current.

(e) Notwithstanding any other provision of any Transaction Document, the Borrower need not pay the cost to any person of a substitution under this Clause.

31.4  Disclosure

A Participant may disclose to a proposed assignee, transferee or sub-participant information which relates to the Borrower or was furnished in connection with the Transaction Documents if it first obtains the consent of the Borrower (which shall not unreasonably withhold or delay that consent).

31.5  No increased costs

Notwithstanding anything to the contrary in the Transaction Documents, but without limiting Clause 12, if a Participant assigns its rights or transfers its obligations under the Transaction Documents, the Borrower will not be required to pay any net increase in the aggregate amount of costs, Taxes, fees or charges which is a direct consequence of the assignment or transfer or as referred to in Clause 23(d).

32.   RELATIONSHIP OF PARTICIPANTS TO AGENT

32.1  Authority

(a) Subject to Clause 32.15 each Participant irrevocably appoints the Agent to act as its agent under the Transaction Documents with all powers expressly delegated to the Agent by the Transaction Documents together with all other powers reasonably incidental to those powers.

(b) The Agent will have no duties or responsibilities except those expressly set out in the Transaction Documents.

32.2  Instructions extent of discretion

(a) In the exercise of all its rights, powers and discretions under the Transaction Document the Agent shall act in accordance with the instructions (if any) of the Majority Participants or (where so specified) of all Participants.

(b) In the absence of those instructions, the Agent need not act but may act as it sees fit in the best interests of the Participants.

(c) Any action taken by the Agent in accordance with the Transaction Documents binds all the Participants.

(d) Except where this Agreement otherwise expressly provides, the Agent shall not be obliged to consult with the Participants before giving any consent, approval or agreement or making any determination under the Transaction Documents.

32.3  No obligation to Investigate authority

(a) The Borrower need not enquire whether any instructions have been given to the Agent by all Participants, or the Majority Participants or as to the terms of those instructions.

(b) As between the Borrower on the one hand and the Agent and the Participants on the other, all action taken by the Agent under the Transaction Documents will be taken to be authorised.

32.4  Agent not a fiduciary

The Agent will not be taken to owe any fiduciary duty to any Participant, the Borrower or any other person except as expressly provided in a Transaction Document.

32.5  Exoneration

Neither the Agent nor any of its respective directors, officers, employees, agents, attorneys, Affiliates or successors is responsible to the Participants for or will be liable in respect of:

(a) any conduct relating to, or any statement, conduct, representation or warranty contained in or relying on, any loan proposal or information memorandum or in any Transaction Document or in any document or agreement referred to in or received under any Transaction Document;

(b)   the  value,  validity,  effectiveness,  genuineness,  enforceability  or
      sufficiency  of  any  loan  proposal  or  information  memorandum,   any
      Transaction Document or any other document or agreement;

(c)   any failure by the Borrower to perform its obligations; or

(d) any action taken or omitted to be taken by it or them under any Transaction Document except in the case of its or their own fraud, wilful misconduct or negligence.

None of the above paragraphs limits the generality of any other.

32.6  Delegation

The Agent may employ agents and attorneys.

32.7  Reliance on documents and experts

The Agent may rely on:

(a) any document (including any facsimile transmission, telegram or telex) believed by it to be genuine and correct; and

(b) advice and statements of lawyers, independent accountants and other experts selected by the Agent.

32.8  Notice of transfer

The Agent may treat each Participant as the holder of the Participant's rights under the Transaction Documents until the Agent has received a substitution certificate in accordance with this Agreement or a notice of assignment satisfactory to the Agent.

32.9  Notice of default

(a) The Agent will be taken not to have knowledge of the occurrence of an Event of Default or Potential Event of Default unless the Agent has received notice from a

      Participant or the Borrower stating that an Event of Default or Potential Event of Default has occurred and describing it.

(b) If the Agent receives notice or the officers of the Agent having day to day responsibility for the transaction become aware that an Event of Default has occurred, the Agent shall notify the Participants, subject to Clause 32.14(c).

32.10 Agent as Participant and banker

(a) The Agent in its capacity as a Participant has the same rights and powers under the Transaction Documents as any other Participant it may exercise them as if it were not acting as the Agent.

(b) The Agent may engage in any kind of business with any Relevant Company as if it were not the Agent. It may receive consideration for services in connection with any Transaction Document and otherwise without having to account to the Participants.

32.11 Indemnity to Agent

(a) Each Participant shall indemnify the Agent on demand (to the extent not reimbursed by the Borrower under any Transaction Document) ratably in accordance with their respective Loan Commitments against any loss, cost, liability, expense or damage the Agent may sustain or incur directly or indirectly under or in relation to the Transaction Documents.

(b) No Participant is liable under this sub-clause for any of the above to the extent that they arise from the Agent's fraud, wilful misconduct or negligence.

(c) The Borrower shall indemnify each Participant on demand against any amount paid under paragraph (a). This does not limit its liability under any other provision.

32.12 Independent Investigation of credit

Each Participant confirms that it has made and will continue to make, independently and without reliance on the Agent or any other Participant, and based on the documents, agreements and information which it regards appropriate:

(a)   its own investigations into the affairs of the Borrower; and
(b) its own analyses and decisions whether to take or not take action under any Transaction Document.

32.13 No monitoring

The Agent is not required to keep itself informed as to the compliance by the Borrower with any Transaction Document or any other document or agreement or to inspect any property or book of the Borrower.

32.14 Information

(a) The Agent shall provide to each Participant a copy of each notice, report and other document which is provided to the Agent and which is deemed material by the Agent in sufficient copies for the Participants under the Transaction Documents.

(b) The Borrower authorises the Agent to provide any Participant with any information concerning the affairs, financial condition or business of the Borrower which may come into the possession of the Agent. The Agent is not obliged to do so.

(c) The Agent is not obliged to disclose any information relating to the Borrower where in the opinion of the Agent (on the basis of the advice of its legal advisers) disclosure would or might breach a law or a duty of secrecy or confidence.

32.15 Replacement of Agent

(a)   Subject to the  appointment  of a  successor  Agent as  provided in this
      Clause:

      (i) the Agent may resign at any time if the Majority Participants have given their prior consent and if the Agent gives the Borrower a copy of its request for consent; and

      (ii) the Majority Participants may remove the Agent from office by giving not less than 30 days notice to the Borrower and the Agent.

(b) Upon request for consent to resignation or upon removal the Majority Participants have the right to appoint a successor Agent approved by the Borrower and who accepts the appointment.

(c) If the Majority Participants consent to the resignation of the Agent but no successor Agent is appointed within 30 days after request for consent, the retiring Agent may on behalf of the Participants appoint a successor Agent who accepts the appointment, subject to the consent of the Borrower which shall not be unreasonably withheld.

(d) The Participants shall not unreasonably withhold their consent to any request for consent to resignation and shall respond to that request as soon as practicable.

(e) On its appointment the successor Agent will have all the rights, powers and obligations of the retiring Agent. The retiring Agent will be discharged from its rights, powers and obligations.

(f) Subject to the Security Trust Deed, the retiring Agent shall execute and deliver all documents or agreements which are necessary or in its opinion (on the basis of the advice of its legal advisers) desirable to transfer to the successor Agent each Security Interest and Guarantee held by the retiring Agent in relation to the Secured Moneys or to effect the appointment of the successor Agent.

(g) After any retiring Agent's resignation or removal, this Clause will continue in effect in respect of anything done or omitted to be done by it while it was acting as Agent.

(h) The Borrower shall not unreasonably withhold its approval of any proposed successor Agent and shall respond as soon as practicable to any request for approval.

(i) Notwithstanding any other provision of any Transaction Document, the Borrower need not pay the cost to any person of the appointment of a successor Agent under this Clause.

(j) Where the Agent resigns the retiring Agent shall reimburse the Borrower and each Indemnified Party for its legal costs and expenses incurred in the appointment of a successor Agent.

32.16 Amendment of Transaction Documents

Each Participant authorises the Agent to agree with the other parties to any Transaction Document to amend any Transaction Document if:

(a) the amendment will not increase the Loan Commitments or other obligations of the Participants, change the dates or amounts of payment of any of the Secured Moneys, release any of the Mortgaged Property or amend this sub-clause or any provision under which the agreement or instructions of all Participants or the Majority Participants are required; and

(b)   (i)   the Agent is  satisfied  that the  amendment  is made to correct a manifest error or an error of a minor nature or that the amendment is of a formal or technical nature only; or

      (ii) the Majority Participants have, upon request by the Agent, notified the Agent of their agreement to the amendment.

      Each Participant will be bound by any amendment so agreed to by the Agent as if it were party to the relevant amendment agreement.

33.   PROPORTIONATE SHARING

33.1  Sharing

Whenever any Participant receives or recovers any money in respect of any sum due from the Borrower under a Transaction Document in any way (including without limitation by set-off but excluding recovery from a substitute Participant by reason and to the extent of a substitution under Clause 31.3) except through distribution by the Agent under this Agreement:

(a)   the Participant shall immediately notify the Agent;

(b) the Participant shall immediately pay that money to the Agent (unless the Agent otherwise directs);

(c) the Agent shall treat the payment as if it were a payment by the Borrower on account of all moneys then payable to the Indemnified Parties, and

(d)   (i)   the payment or  recovery  will be taken to have been a payment for the account of the Agent and not to the Participant for its own account and to that extent the liability of the Borrower to the Participant will not be reduced by the recovery or payment, other than to the extent of any distribution received by the Participant under paragraph (c); and

      (ii) (without limiting sub-paragraph (i)) immediately on the Participant making or becoming liable to make a payment under paragraph (b), the Borrower shall indemnify the Participant against the payment to the extent that (notwithstanding sub-paragraph (i)) its liability has been discharged by the recovery or payment.

If all or a portion of the relevant recovery or payment by or to the Participant is subsequently rescinded or must otherwise be restored to the Borrower the Participants shall repay to the Agent for the account of the Participant the amount which is necessary to ensure that all the Participants share ratably in the amount of the recovery or payment retained. Paragraphs
(c) and (d) above apply only to the retained amount.

33.2  Refusal to join In action

A Participant who does not accept an invitation to join an action against the Borrower or does not share in the costs of the action (in each case having been given a reasonable opportunity to do so) is not entitled to share in any amount so recovered.

34.   AGENT DEALINGS

Except where otherwise expressly provided:

(a) all correspondence under or in relation to the Transaction Documents between a Participant on the one hand, and the Borrower on the other, will be addressed to the Agent; and

(b) the Participants and Borrower agree to deal with and through the Agent in accordance with this Agreement.

35.   CONFIDENTIALITY

35.1  Confidentiality

Subject to the following sub-clause, no Indemnified Party shall disclose any information or documents supplied by the Borrower in connection with the Transaction Documents which are specifically indicated by the Borrower to be confidential and which are not in the public domain.

35.2  Permitted disclosure

An Indemnified Party may disclose any confidential information or documents:

(a) in enforcing a Transaction Document or in a proceeding arising out of or in connection with a Transaction Document or to the extent that disclosure is reasonably regarded by the Indemnified Party as necessary to protect its interests;

(b) if required under a binding order of a Governmental Agency or any procedure for discovery in any proceedings;

(c) if required under any law or any administrative guideline, directive, request or policy whether or not having the force of law and, if not having the force of law, the observance of which is in accordance with the practice of responsible bankers or financial institutions similarly situated;

(d)   as required or permitted by any Transaction Document;

(e)   to its legal advisers and its consultants; or

(f) with the prior written consent of the Borrower which shall not be unreasonably withheld in relation to any actual or prospective Participant or other person who agrees to accept a credit risk in relation to any of the Transaction Documents, provided that the Borrower is deemed to consent to the banking and credit departments of N M
      Rothschild & Sons Ltd, or the banking and credit departments of the Agent's Affiliates.

35.3  Survival of obligation

This Clause survives the termination of this Agreement.

36.   NOTICES

All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this Agreement:

(a)   must be in writing;

(b)   must be signed by an Authorised Officer of the sender; and

(c)   will be deemed to be duly given or made:

      (i) (in the case of delivery in person or by post) when delivered, received or left at the address of the recipient shown in subclause (d) below or to any other address which it may have notified the sender; or

      (ii) (in the case of facsimile transmission) on receipt by the sender of an error free transmission report,

      but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

(d)   The address for service of notices are initially:

      The Agent and Security Trustee:

           Rothschild Australia Limited
           Level 15
           1 O'Connell Street
           SYDNEY  NSW  2000
           Facsimile:  612 323 2305
           Attention:  Banking Department

           The Borrower:

           Coeur D'Alene Mines Corporation
           400 Coeur d'Alene Mines Building
           505 Front Avenue
           Post Office Box 1
           Coeur d'Alene
           Idaho 83814
           United States of America
           Facsimile:  208 667 2213
           Attention:  Chief Executive Officer

           The Participants:

           As set out in Schedule 1.

37.   SERVICE OF PROCESS

Service of process in any legal action or proceeding which may may be brought by the Agent, Security Trustee or Participants at any time with respect to any Transaction Document may be effected at the office of the Borrower's agent in Australia as registered under the Corporations Law.

38.   AUTHORISED OFFICERS

The Borrower irrevocably authorises each Indemnified Party to rely an a certificate by any person purporting to be its director or secretary as to the identity and signatures of its Authorised Officers. The Borrower warrants that those persons have been authorised to give notices and communications under or in connection with the Transaction Documents.

39.   GOVERNING LAW AND JURISDICTION

This Agreement is governed by the laws of New South Wales, Australia and the Borrower submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

40.   COUNTERPARTS

This Agreement may be executed in any number of counterparts and all counterparts together will be taken to constitute one instrument.

41.   ATTORNEY

Each attorney executing this Agreement states that the Attorney has no notice of revocation or suspension of the power of attorney under which it is executed.

                                  SCHEDULE 1

                                 PARTICIPANTS


Participant                            Loan Commitment               Address for Correspondence

Rothschild Australia Limited           US$50,000,000                 Level 15
                                                                     1 O'Connell Street
                                                                     SYDNEY  NSW  2000

                                                                     Attention:Banking Department
                                                                     Facsimile: (612) 323 2305

                                  SCHEDULE 2

                                DRAWDOWN NOTICE
To:     [Agent]





                    COEUR D'ALENE MINES CORPORATION - DRAWDOWN NOTICE NO.

We refer to the Syndicated Facility Agreement between Coeur D'Alene Mines Corporation ("the Borrower"), Rothschild Australia Limited ("the Agent" and "the Security Trustee') and the Participants (as therein defined) dated 6 June 1996 (the "Facility Agreement").

Under Clause 6 of the Facility Agreement:

(1) we give you irrevocable notice that we wish to draw under the Loan Facility on 19 (the "Drawdown Date");

           [NOTE: Date is to be a Business Day.]

(2) particulars of the Advance requested and initial Interest Period selected are as follows:

          Advance denomination and Amount             Interest Period

          A$                                          [30/60/90/180]  days


          US$                                         [1/2/3/6]   month(s)


          [NOTE: 1,000,000 or multiples of 1,000,000 required]

(3)   We request that the proceeds of the drawing be remitted as follows:

          (a)    A$                  to be remitted to account at

                      account number                ; and

          (b)    US$                to be remitted to account at


                      account number             .

(4)   we represent and warrant that:

      (a) (Unless specified below) the representations and warranties in the Facility Agreement are true as though they had been made at the date of this Drawdown Notice and the Drawdown Date specified above in respect of the facts and circumstances then subsisting;

      (b) (Unless specified below) no Event of Default or Potential Event of Default is subsisting or will result from the Advance;

            Specified exceptions (if any):


            [Not applicable]


      [NOTE: Inclusion of specified exceptions to (a) and (b) shall not prejudice the Conditions Precedent in the agreement.]


(5) The Advance(s) requested is (are) to be applied for the following purposes:

      Amount           Purpose               Details



      [NOTE: Such amounts and purposes to comply with Clause 4].


Definitions in the Facility Agreement apply when used in this Drawdown Notice.


SIGNED for and on behalf of         )
COEUR D'ALENE MINES CORPORATION     )
in the presence of:                 )
                                              ...............................
                                              Signature of Authorised Officer

 .....................................         ...............................
Signature of Witness                          Name of Authorised Officer

 .....................................
Name of Witness (Print Name)


DATED          19  .

                                  SCHEDULE 3

                           SUBSTITUTION CERTIFICATE


Relating to the Syndicated Facility Agreement (the "Facility Agreement") dated 6 June 1996 between Coeur D'Alene Mines Corporation (as Borrower), Rothschild Australia Limited (as "Agent" and "Security Trustee") and the Participants (as defined in the Facility Agreement).

BETWEEN:

1.                            (the "Substitute Participant");
        [name]

2.                            (the "Retiring Participant"); and
        [name]


3. (the "Agent") for itself and on behalf of the other parties to the Facility Agreement.


IT IS AGREED as follows.

1.    DEFINITIONS

1.1 In this Certificate terms defined in the Facility Agreement have the same meanings and the following terms shall have the following meanings unless the context otherwise requires.

      "Substituted Participation" means the Loan Commitment of the Retiring Participant and the participation in the Principal Outstanding drawn utilising that Loan Commitment [in respect of the following accommodation]:


      [NOTE:  To  be  inserted  if  only  part  of   participation   is  being
      substituted]

      "Substitution   Date"  means  the  date  of   countersignature  of  this
      Certificate by the Agent [or whichever is the later].


      [NOTE: Insert any other date of dates as appropriate.]

1.2   Clause 1.2 of the Facility Agreement applies to this Certificate.

2.    SUBSTITUTION

2.1   Release of Retiring Participant

The Retiring Participant shall cease to be entitled to and bound by its rights and obligations as a Participant under the Transaction Documents [relating to the Substituted Participation].


[NOTE: Insert if only part of commitment assumed]

with effect from and including the Substitution Date but shall remain entitled to and bound by rights and obligations which accrue up to the Substitution Date.

2.2   Assumption by Substitute Participant

      With effect from and including the Substitution Date:

      (a) the Substitute Participant and each of the parties to the Facility Agreement shall assume obligations towards each other and acquire rights against each other which are identical to the rights and obligations which cease under Clause 2.1, except insofar as the obligations so assumed and rights so acquired relate to the identity of or location of the Substitute Participant and not to the identity of or location of the Retiring Participant; and

      (b) the Substitute Participant shall be deemed a party to the Facility Agreement as a Participant with a Loan Commitment [and participation in the Principal Outstanding] equal to the Substituted Participation.

3.    INDEPENDENT ASSESSMENT BY SUBSTITUTE PARTICIPANT

Without limiting the generality of Clause 2 the Substitute Participant agrees as specified in Clause 32.5 (Exoneration) and Clause 32.12 (Independent investigation of credit) of the Facility Agreement (which applies, subject to any agreement to the contrary, as if references in that Clause to the Agent included the Retiring Participant and as if references to any Transaction Document included this Certificate.

4.    PAYMENTS

From and including the Substitution Date the Agent shall make all payments due under the Transaction Documents in relation to the Substituted Participation to the Substitute Participant. The Retiring Participant and the Substitute Participant will make directly between themselves those payments and adjustments which they agree with respect to accrued interest, fees, costs and other amounts attributable to the Substituted Participation prior to the Substitution Date.

5. NOTICES

For the purpose of the Facility Agreement, the address for correspondence of the Substitute Participant is the address set out below.

Name:
Address:

Facsimile:
Attention:

6.    LAW

This Certificate is governed by the laws of New South Wales.


Signed by the authorised representatives of the parties in[ ].


THE RETIRING PARTICIPANT

[Name]

by: ____________________________
    Authorised Officer


THE SUBSTITUTE PARTICIPANT

[Name]

by: ____________________________
    Authorised Officer

Countersigned by an authorised representative of the Agent for itself and for the other parties to the Facility Agreement.

THE AGENT

[Name]

by: ____________________________

DATED                             19  .

                                  SCHEDULE 4

                                   EXHIBIT E

                              OMNIBUS CERTIFICATE
                                      OF

                        Coeur D'Alene Mines Corporation

I, the undersigned, Secretary of Coeur D'Alene Mines Corporation (the "Company") in my capacity as Secretary of the Company and not in my personal capacity, DO HEREBY CERTIFY that:

1. This Certificate is furnished pursuant to that certain Syndicated Facility Agreement dated as of 1996 (the "Credit Agreement"), between Coeur D'Alene Mines Corporation (as "Borrower") and Rothschild Australia Limited (as "Agent", "Security Trustee" and initial "Participant"). Unless otherwise defined herein, capitalised terms used in this Certificate have the meanings assigned to such terms in the Credit Agreement.

2. Attached hereto as Attachment I is a true, correct and complete copy of the Certificate of Incorporation of the Company, as amended.

3. Attached hereto as Attachment II is a true, correct and complete copy of the Bylaws of the Company as in effect on the date hereof.

4. Attached hereto as Attachment III is a true, correct and complete copy of consent resolutions of the directors of the Company dated 1996, which consent resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect, and the Credit Agreement is in substantially the form of that document submitted to and approved by the Board of Directors of the Company in such resolutions.

5. The persons named in Attachment IV attached hereto have been duly elected, have duly qualified as and at all times material to and including the date hereof have been officers and/or directors of the Company holding the respective offices set forth therein opposite their names, and the signatures set forth therein opposite their names and their genuine signatures.

6. The following persons having the offices indicated have been appointed Authorised Officers of the Company under the Credit Agreement.

           Name                     Office Held

7. I know of no proceeding for the dissolution or liquidation of the Company or threatening its existence.

8. No Event of Default or Potential Event of Default exists under the Credit Agreement.

9. The representations and warranties of the Company set forth in the Credit Agreement are true and correct.

10. The Company is in compliance with all applicable laws and with rules and regulations of applicable securities exchanges pertaining to disclosure of the transaction contemplated by the Credit Agreement and performance by the Company of its obligations thereunder.

WITNESS my hand and the seal of the Company this day of 1996.


 ..............................................
Name:
Secretary

[Affix Corporate Seal]

I, the undersigned, President of the Company, DO HEREBY CERTIFY that:

                  is the duly elected and qualified Secretary of the Company, and the signature above is his genuine signature.

WITNESS my hand on this day of 1996.



 ..............................................
Name:
President

        ATTACHMENT I TO CERTIFICATE OF Coeur D'Alene Mines Corporation


    [Copy of the certificate of incorporation, and all amendments thereto]

        ATTACHMENT II TO CERTIFICATE OF Coeur D'Alene Mines Corporation


                             [Copy of the By-laws]

       ATTACHMENT III TO CERTIFICATE OF Coeur D'Alene Mines Corporation


                        Coeur D'Alene Mines Corporation

                       CONSENT RESOLUTIONS OF DIRECTORS


The following resolutions have been consented to in writing by all of the directors of Coeur D'Alene Mines Corporation (the "Company") shall, pursuant to the Articles of the Company, be deemed to have the same force and effect as if passed at a meeting of directors duly called and properly constituted for the transaction of business:

WHEREAS, presented to the directors of the Company was a draft form of the Syndicated Facility Agreement (draft of 1996) between Coeur D'Alene Mines Corporation (the "Borrower") and Rothschild Australia Limited (as "Agent", "Security Trustee" and initial "Participant") (the "Credit Agreement") with respect to a credit facility provided by the Lender in favour of Coeur D'Alene Mines Corporation, which credit facility provides for a loan of up to US$50,000,000 (to be drawn in US$ or A$) to Coeur D'Alene Mines Corporation.

NOW THEREFORE BE IT RESOLVED that the President and Secretary or the President and any one other officer of the Company be, and each hereby is, authorised to execute for and on behalf of the Company, and deliver a credit agreement substantially in the form of the Credit Agreement presented to the directors of the Company, except for such changes, additions and deletions as to any or all of the terms and provisions thereof as the officer executing the Credit Agreement on behalf of this Corporation shall deem proper, such execution by such officer of the Credit Agreement to be conclusive evidence that such officer deems all of the terms and provisions thereof to be proper; and that the following persons be appointed Authorised Officers of the Company under the Credit Agreement:

Name                         Office Held



FURTHER RESOLVED that each and every officer of the Company be, and hereby is, authorised in the name and on behalf of the Company from time to time to take such actions and to execute and deliver such certificates, instruments, notices and documents as may be required or as such officer may deem necessary, advisable or proper in order to carry out and perform the obligations of the Company under the Credit Agreement, executed by the Company pursuant to these resolutions, or under any other instrument or document executed pursuant to or in connection with the Credit Agreement including a Mortgage or Pledge of all shares held or to be held by the Company in Gasgoyne Gold Mines N L and certain shares or other securities held or to be held by the Company in Orion Resources N L; all such actions to be performed in such manner, and all such certificates, instruments, notices and documents to be executed and delivered in such form, as the officer performing or executing the same shall approve, the performance or execution thereof by such officer to be conclusive evidence of the approval thereof by such officer and by the Board of Directors.


Dated as the       day of                1996



 ................................      ................................
Name                                  Name


 ................................      ................................
Name                                  Name

        ATTACHMENT IV TO CERTIFICATE OF Coeur D'Alene Mines Corporation


        Name of Officer             Office           Signature

      ......................       President       ......................

      ......................     Vice  President   ......................

      ......................        Secretary      ......................

                                  SCHEDULE 5

              Details of Employee Benefit Plans - Clause 15.1(q)

1. 1989 Long-Term Incentive Plan adopted by the Borrower's Board of Directors on 30 March 1989;

2.    1993 Annual Incentive Plan effective 1 January 1993;

3.    1993 Long-Term Performance Share Plan effective 1 January 1993;

4. Supplemental Retirement and Deferred Compensation Plan effective 1 January 1993;

and as referred to in Note K - Employee Benefit Plans forming part of the Financial Statements and Financial Statement Schedules of the Borrower contained in Annexure B, Form 10-K for year ended 31 December 1995 annexed as Annexure B to the Offer and Part A Statement referred to in the definition of "Takeover" in Clause 1.1.

EXECUTED as a Deed.


EXECUTED BY COEUR                   )
D'ALENE MINES CORPORATION           )
in  Coeur d'Alene, Idaho  USA       )
BY:                                 ) ................................
                                      Senior Vice President
                                      - Chief Financial Officer

 ................................      ................................
Attesting Witness                     Print Name

 ................................      ................................
Print Name                            Secretary

                                      ................................
                                      Print Name

SIGNED, SEALED AND DELIVERED        )
for and on behalf of                )
ROTHSCHILD AUSTRALIA LIMITED        )
in  Canberra, ACT Australia         )
by its attorney pursuant to Power   )
of Attorney dated 22 May 1996       )
in the presence of:                 ) ................................
                                      Signature of Attorney


 ................................      ................................
Attesting Witness                     Print Name

 ................................      ................................
Signature of Witness                  Name of Attorney



 ................................
Name of Witness